Oppenheimer Total Return Fund, Inc.

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated April 30, 2002

         This  Statement  of  Additional  Information  is  not a  Prospectus.  This  document  contains  additional information  about the Fund and supplements  information in the Prospectus  dated April 30, 2002. It should be read together  with the  Prospectus,  which may be obtained by writing to the Fund's  Transfer  Agent,  OppenheimerFunds
Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the toll-free  number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                                                              Page
About the Fund

About Your Account

Financial Information About the Fund

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the  Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies that the Fund's  Manager may use in  selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the investment  techniques and strategies  described  below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In  selecting  securities  for the Fund's  portfolio,  the  Manager  evaluates  the  merits of  securities primarily through the exercise of its own investment  analysis.  That analysis  includes a number of factors,  some of which are discussed in the Prospectus. Additionally, the Manager may evaluate
         |_|  the strength of an issuer's management and the history of its operations,
         |_|  the soundness of its financial and accounting policies and its financial condition,
         |_|  the issuer's pending product developments and developments by competitors,
         |_|  the effect of general market  conditions on the issuer's  business and the prospects for the industry of which the issuer is a part, and
         |_|  legislative proposals that might affect the issuer.

         |X|  Investments in Equity  Securities.  The Fund does not limit its  investments in equity  securities to issuers  having a market  capitalization  of a specified  size or range,  and therefore may invest in securities of small-,  mid- and  large-capitalization  issuers. At times, the Fund may focus its equity investments in securities of one or more  capitalization  ranges,  based upon the Manager's  judgment of where the best market  opportunities are to seek the  Fund's  objective.  At times,  the  market  may  favor or  disfavor  securities  of  issuers  of a particular  capitalization  range.  Securities  of small  capitalization  issuers  may be subject to greater  price volatility  in  general  than  securities  of  larger  companies.  Therefore,  if the Fund is  focusing  on, or has substantial  investments  in,  smaller  capitalization  companies at times of market  volatility,  the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

         |_| Growth  Companies.  Growth  companies are those companies that the Manager  believes are entering into a growth  cycle in their  business,  with the  expectation  that their stock will  increase  in value.  They may be established companies as well as newer companies in the development stage.

         Growth  companies  may have a  variety  of  characteristics  that in the  Manager's  view  define  them as
"growth" issuers. They may be generating or applying new technologies,  new or improved distribution  techniques or new  services.  They may own or develop  natural  resources.  They may be companies  that can benefit from changing consumer  demands or  lifestyles,  or  companies  that have  projected  earnings in excess of the average for their sector or industry.  In each case,  they have prospects that the Manager  believes are favorable for the long term.
The portfolio managers of the Fund look for growth companies with strong,  capable management,  sound financial and accounting policies, successful product development and marketing and other factors.

         |_| Value  Investing.  In using a value approach,  the portfolio  managers look for stock and other equity securities that appear to be temporarily  undervalued,  by various measures,  such as price/earnings  ratios.  This approach is subject to change and may not  necessarily be used in all cases.  Value  investing  seeks stocks having prices  that are low in relation to their real worth or future  prospects,  in the hope that the Fund will  realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

         Using value investing requires research as to the issuer's  underlying  financial condition and prospects.
Some of the measures used to identify these securities include, among others:

         |_|  Price/Earnings  Ratio,  which is the stock's price divided by its earnings per share.  A stock having a price/earnings  ratio lower than its historical  range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
         |_|  Price/Book  Value  Ratio,  which is the stock  price  divided  by the book value of the  company  per share.  It measures the company's stock price in relation to its asset value.
         |_|  Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.
         |_| Valuation of Assets which  compares the stock price to the value of the company's  underlying  assets, including their projected value in the marketplace and liquidation value.

         |_| Convertible  Securities.  Convertible  securities are debt  securities  that are  convertible  into an issuer's common stock.  Convertible  securities rank senior to common stock in a  corporation's  capital  structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible  security is a function of its "investment  value" and its "conversion  value."
If the investment value exceeds the conversion  value, the security will behave more like a debt security,  and the security's  price will likely  increase  when interest  rates fall and decrease  when  interest  rates rise. If the conversion  value exceeds the  investment  value,  the security will behave more like an equity  security.  In that case, it will likely sell at a premium over its  conversion  value,  and its price will tend to fluctuate  directly with the price of the underlying security.

         While some convertible  securities are a form of debt security,  in certain cases the Manager regards them more as "equity  equivalents" or "equity  substitutes"  because of their conversion  feature  (allowing  conversion into common  stock or other  equity  securities).  In those  cases,  the rating  assigned to the  security has less impact on the  Manager's  investment  decision than in the case of  non-convertible  debt  securities.  Convertible debt  securities  are subject to credit risks and  interest  rate risks  described  below in  "Investments  in Debt
Securities."

         To  determine  whether  convertible  securities  should be regarded as "equity  equivalents,"  the Manager examines the following factors:

o        whether,  at the option of the investor,  the convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
o        whether the issuer of the  convertible  securities  has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
o        the extent to which the  convertible  security  may be a  defensive  "equity  substitute,"  providing  the ability to participate in any appreciation in the price of the issuer's common stock.

         |_| Rights and  Warrants.  Warrants  basically  are  options to  purchase  equity  securities  at specific prices valid for a specific  period of time.  Their prices do not  necessarily  move  parallel to the prices of the underlying  securities.  Rights are similar to warrants,  but normally  have a short  duration and are  distributed directly by the issuer to its  shareholders.  Rights and warrants have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

         |_| Preferred  Stock.  Preferred  stock,  unlike common stock, has a stated dividend rate payable from the corporation's earnings.  Preferred stock dividends may be cumulative or non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend  provisions  require  all or a portion of prior  unpaid  dividends  to be paid before dividends can be paid to the issuer's common stock.  "Participating"  preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of  preferred  stocks  to  decline.  Preferred  stock  may  have  mandatory  sinking  fund  provisions,  as well as provisions  allowing the stock to be called or redeemed prior to its maturity,  which can have a negative impact on the stock's price when interest  rates decline.  Preferred  stock  generally has a preference  over common stock on the  distribution  of a  corporation's  assets  in the  event of  liquidation  of the  corporation.  The  rights of preferred stock on distribution of a corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with a corporation's debt securities.

         |X|  Investments in Debt  Securities.  The Fund can invest in bonds,  debentures and other debt securities to seek income as part of its investment  objective.  When the Fund emphasizes  investments for growth,  it focuses on equity  securities,  such as stocks,  and it is not anticipated  that  significant  amounts of the Fund's assets will be invested in debt securities in that case.  However,  if market conditions  suggest that debt securities may offer better total  return  opportunities  than stocks,  or if the Manager  determines  to seek a higher  amount of current  income to  distribute  to  shareholders,  the Manager may shift more of the Fund's  investments  into debt securities.

         |_|  Interest  Rate  Risk.  Interest  rate risk  refers to the  fluctuations  in value of debt  securities resulting  from the inverse  relationship  between price and yield.  For example,  an increase in general  interest rates will tend to reduce the market value of  already-issued  debt  securities,  and a decline in general interest rates will tend to increase their value. In addition,  debt securities with longer  maturities,  which tend to have higher  yields,  are subject to  potentially  greater  fluctuations  in value from  changes in interest  rates than obligations with shorter maturities.

         Fluctuations  in the  market  value of debt  securities  after  the Fund buys  them  will not  affect  the interest  income  payable on those  securities  (unless  the coupon  rate is a floating  rate pegged to an index or other  measure) . However,  those price  fluctuations  will be reflected in the valuations of the  securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

         |_| Credit  Risk.  Credit risk  relates to the ability of the issuer of a debt  security to meet  interest or  principal  payments,  or both,  as they become due. In general,  lower-grade,  high-yield  bonds are subject to
greater  credit  risk  than  lower-yielding,   higher-quality  bonds.  The  Fund's  debt  investments  can  include investment-grade  and  non-investment-grade  bonds (commonly referred to as "junk bonds"). In making investments in debt  securities,  the Manager may rely to some  extent on the ratings of ratings  organizations  or it may use its own research to evaluate a security's  credit-worthiness.  Investment-grade bonds are bonds rated at least "Baa" by
Moody's  Investors  Service,  Inc., or at least "BBB" by Standard & Poor's Ratings Service or Fitch,  Inc., or that have  comparable  ratings by another  nationally-recognized  rating  organization.  If the securities that the Fund buys are  unrated,  to be  considered  part of the Fund's  holdings of  investment-grade  securities,  they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

         |_| Special  Risks of  Lower-Grade  Securities.  While it is not  anticipated  that the Fund will invest a substantial  portion  of its  assets  in debt  securities,  the  Fund  can do so to seek  current  income.  Because lower-rated  securities  tend to offer  higher  yields  than  investment-grade  securities,  the Fund may invest in lower-grade  securities to try to achieve  higher income (and, in some cases,  the  appreciation  possibilities  of lower-grade securities may be a reason they are selected for the Fund's portfolio).

         The Fund can invest without limit in "lower-grade" debt securities.  However,  the Fund does not currently intend to invest a substantial  amount of its assets in lower-grade debt securities.  "Lower-grade" debt securities are those rated below  "investment  grade." The Fund can invest in  securities  rated as low as "C" or "D" or which are in default at the time the Fund buys them.

         Some of the special credit risks of lower-grade  securities  are discussed in the  Prospectus.  There is a greater risk that the issuer may default on its  obligation to pay interest or to repay  principal than in the case of investment-grade  securities.  The issuer's low  creditworthiness may increase the potential for its insolvency.
An  overall  decline  in values in the high  yield  bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn or an increase in interest rates could  severely  disrupt the market for high yield bonds,  adversely  affecting  the values of  outstanding  bonds as well as the ability of issuers to pay interest or repay  principal.  In the case of foreign high yield bonds,  these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         However,  the Fund's current  limitations on buying these investments may reduce the effect of those risks to the Fund, as will the Fund's policy of diversifying  its  investments.  Additionally,  to the extent they can be converted into stock,  convertible  securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While  securities  rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment  grade and are not  regarded  as junk  bonds,  those  securities  may be subject to  special  risks and have some  speculative characteristics.  Definitions of the debt security  ratings  categories of Moody's,  Standard & Poors and Fitch are included in Appendix A to this Statement of Additional Information.

         |_| U.S.  Government  Securities.  The Fund can buy securities issued or guaranteed by the U.S. Government or its  agencies and  instrumentalities.  Securities  issued by the U.S.  Treasury are backed by the full faith and credit of the U.S.  Government and are subject to very little credit risk.  Obligations of U.S. Government agencies or  instrumentalities  (including  mortgage-backed  securities)  may or may not be  guaranteed  or supported by the
"full  faith and credit" of the United  States.  Some are backed by the right of the issuer to borrow from the U.S.
Treasury;  others, by discretionary  authority of the U.S. government to purchase the agencies' obligations;  while others are  supported  only by the  credit of the  instrumentality.  If a security  is not backed by the full faith and credit of the United  States,  the owner of the  security  must look  principally  to the  agency  issuing  the obligation  for  repayment  and might not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         |_|  U.S. Treasury  Obligations.  These include Treasury bills (having maturities of one year or less when issued),  Treasury notes (having  maturities of from one to ten years),  and Treasury  bonds (having  maturities of more than ten  years).  Treasury  securities  are backed by the full  faith and  credit of the United  States as to timely payments of interest and repayments of principal.  Other U.S.  Treasury  securities the Fund can buy include
U. S.  Treasury  securities  that have been  "stripped"  by a  Federal  Reserve  Bank,  zero-coupon  U.S.  Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

         |_|  Treasury  Inflation-Protection  Securities.  The Fund can buy these U.S. Treasury securities,  called
"TIPS," that are designed to provide an investment  vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is  fixed.  The  principal  value  rises or falls  semi-annually  based on  changes  in the  published
Consumer  Price Index.  If inflation  occurs,  the principal and interest  payments on TIPS are adjusted to protect investors  from  inflationary  loss. If deflation  occurs,  the  principal  and interest  payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

         |_|  Obligations  Issued or Guaranteed by U.S.  Government  Agencies or  Instrumentalities.  These include direct  obligations  and  mortgage  related  securities  that have  different  levels of  credit  support  from the government.  Some are supported by the full faith and credit of the U.S.  government,  such as Government  National
Mortgage  Association  pass-through  mortgage  certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S.  Treasury  under certain  circumstances,  such as Federal  National  Mortgage
Association  bonds ("Fannie  Maes").  Others are supported only by the credit of the entity that issued them,  such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

         |_| Real Estate Investment Trust (REITs).  The Fund may invest in real estate  investment  trusts, as well as real estate  development  companies  and  operating  companies.  It may also buy shares of companies  engaged in other real estate  businesses.  REITs are trusts that sell shares to  investors  and use the  proceeds to invest in real estate.  A REIT may focus on a particular  project,  such as a shopping  center or apartment  complex,  or may buy many properties or properties located in a particular geographic region.

|X|      Portfolio  Turnover.  "Portfolio  turnover"  describes  the rate at which the Fund  traded  its  portfolio securities  during its last fiscal year.  For example,  if a fund sold all of its  securities  during the year, its portfolio  turnover  rate would have been 100%.  The Fund's  portfolio  turnover rate will  fluctuate  from year to year, and the Fund may have a portfolio turnover rate of 100% or more.

         Increased  portfolio  turnover may result in higher  brokerage and transaction  costs for the Fund,  which may  reduce its  overall  performance.  Additionally,  the  realization  of capital  gains from  selling  portfolio securities  may result in  distributions  of taxable  capital gains to  shareholders,  since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund may from time to time use the types  of  investment  strategies  and  investments  described  below.  It is  not  required  to use  all of  these strategies at all times and at times may not use them.

         |X|  Foreign  Securities.  The Fund may  purchase  equity  and debt  securities  issued or  guaranteed  by foreign  companies  or  foreign  governments  or their  agencies.  "Foreign  securities"  include  equity  and debt securities of companies  organized  under the laws of countries other than the United States and debt securities of foreign  governments.  They may be  traded on  foreign  securities  exchanges  or in the  foreign  over-the-counter markets.  The debt  obligations of a foreign  government and its agencies and  instrumentalities  may or may not be supported by the full faith and credit of the foreign government.

         Securities of foreign issuers that are represented by American  Depository  Receipts or that are listed on a U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign securities"
for the purpose of the Fund's investment  allocations.  That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing  in foreign  securities  offers  potential  benefits  not  available  from  investing  solely in securities of domestic  issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer growth or income  potential,  or in foreign  countries  with economic  policies or business  cycles  different from those of the U.S., or to reduce  fluctuations in portfolio value by taking advantage of foreign  securities markets that do not move in a manner  parallel to U.S.  markets.  The Fund will hold foreign  currency  only in  connection with the purchase or sale of foreign securities.

         |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities  for investing but also present special additional risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency  devaluation,  or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio  transactions  or loss of certificates  for portfolio securities;
o        possibilities in some countries of expropriation,  confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.
         In the past, U.S.  government  policies have discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

|X|      Zero-Coupon  Securities.  The Fund may buy  zero-coupon  and  delayed-interest  securities  and "stripped"
securities.  Stripped  securities are debt  securities  whose interest  coupons are separated from the security and sold  separately.  The Fund can buy the following types of zero-coupon or stripped  securities,  among other:  U.S.
Treasury  notes or bonds that have been stripped of their  interest  coupons,  U.S.  Treasury  bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon  securities do not make periodic  interest payments and are sold at a deep discount from their face value. The buyer  recognizes a rate of return  determined by the gradual  appreciation of the security,  which is  redeemed  at face value on a  specified  maturity  date.  This  discount  depends on the time  remaining  until maturity,  as well as  prevailing  interest  rates,  the  liquidity of the  security and the credit  quality of the issuer.  In the  absence of threats to the  issuer's  credit  quality,  the  discount  typically  decreases  as the maturity date approaches.  Some zero-coupon  securities are  convertible,  in that they are zero-coupon  securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their prices are  generally  more  volatile  than the prices of other debt  securities.  Their value may fall more  dramatically  than the value of  interest-bearing  securities  when interest rates rise.  When prevailing  interest  rates fall,  zero-coupon  securities  tend to rise more rapidly in value  because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the Fund to  recognize  income  and make distributions  to  shareholders  before it receives any cash payments on the  zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  When-Issued   and   Delayed-Delivery   Transactions.   The  Fund  can  invest  in   securities  on  a
"when-issued"  basis  and  may  purchase  or  sell  securities  on  a  "delayed-delivery"  basis.  When-issued  and delayed-delivery  are terms  that  refer to  securities  whose  terms and  indenture  have  been  created,  but the securities are not available for immediate delivery even though the market for them exists.

         When such  transactions are negotiated,  the price (which is generally  expressed in yield terms) is fixed at the  time the  commitment  is  made.  Delivery  and  payment  for the  securities  take  place  at a later  date
(generally  within  120 days of the date the offer is  accepted).  The  securities  are  subject to change in value from market  fluctuations  during the period until settlement.  The value at delivery may be less than the purchase price.  For  example,  changes in interest  rates in a  direction  other than that  expected by the Manager  before settlement  will affect the value of such  securities  and may cause a loss to the Fund.  During the period between purchase and  settlement,  no payment is made by the Fund to the issuer,  and no interest  accrues to the Fund from the investment until it receives the security at settlement.

         The  Fund  may  engage  in  when-issued  transactions  to  secure  what  the  Manager  considers  to be an advantageous  price  and  yield at the time the Fund  enters  into  the  obligation.  When the Fund  enters  into a when-issued  or  delayed-delivery  transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to obtain  the  security  at a price and yield the
Manager considers to be advantageous.

         When the Fund engages in  when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies or for delivery pursuant to options  contracts it has entered  into,  and not for the purpose of  investment  leverage.  Although the Fund will enter into  delayed-delivery  or  when-issued  purchase  transactions  to acquire  securities,  it may dispose of a commitment  prior to  settlement.  If the Fund  chooses to dispose of the right to acquire a  when-issued  security prior to its  acquisition or to dispose of its right to delivery or receive  against a forward  commitment,  it may incur a gain or loss.

         At the  time  the  Fund  makes  the  commitment  to  purchase  or  sell a  security  on a  when-issued  or delayed-delivery  basis, it records the  transaction on its books and reflects the value of the security  purchased in  determining  the Fund's net asset value.  In a sale  transaction,  it records the proceeds to be received.  The
Fund  will  identify  on its  books  liquid  assets at least  equal in value to the  value of the  Fund's  purchase commitments until the Fund pays for the investment.

         When issued and  delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated  changes in interest rates and prices.  For instance,  in periods of rising interest rates and falling prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to attempt to limit its exposure to anticipated  falling  prices.  In periods of falling  interest  rates and rising  prices,  the Fund might sell portfolio  securities and purchase the same or similar  securities on a when-issued or  delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X|  Participation  Interests.  The Fund may  invest in  participation  interests,  subject  to the Fund's limitation on investments in illiquid  investments.  A  participation  interest is an undivided  interest in a loan made by the issuing financial  institution in the proportion that the buyer's  participation  interest bears to the total  principal  amount of the loan.  No more than 5% of the Fund's net assets can be  invested  in  participation interests of the same borrower.  The issuing  financial  institution  may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation, which is obligated  to make  payments of  principal  and interest on the loan.  There is a risk that a borrower may have difficulty  making payments.  If a borrower fails to pay scheduled  interest or principal  payments,  the Fund could  experience a reduction in its income.  The value of that  participation  interest might also decline,  which could affect the net asset value of the Fund's

shares.  If the issuing financial  institution fails to perform its obligations under the participation  agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         |X|  Repurchase  Agreements.  The Fund can acquire securities subject to repurchase  agreements.  It might do so for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously  resells  it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government  securities.  They must meet credit  requirements set by the Manager from time to time.

         The majority of these  transactions  run from day to day, and  delivery  pursuant to the resale  typically occurs  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's limits on holding illiquid  investments.  The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase  agreements  having a maturity beyond seven days.  There is no limit on the  amount of the Fund's net  assets  that may be  subject  to  repurchase  agreements having maturities of seven days or less for defensive purposes.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying  security.  The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral  must equal or exceed the repurchase  price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any delay in its ability to do
so. The Manager will  monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will continuously monitor the collateral's value.

         |X|  Illiquid and  Restricted  Securities.  Under the policies and  procedures  established  by the Fund's
Board of  Directors,  the  Manager  determines  the  liquidity  of  certain of the Fund's  illiquid  or  restricted investments.  To enable the Fund to sell its holdings of a restricted  security not registered under the Securities
Act of  1933,  the  Fund may  have to  cause  those  securities  to be  registered.  The  expenses  of  registering restricted  securities  may be  negotiated  by the Fund with the  issuer at the time the Fund buys the  securities.
When the Fund must arrange  registration  because the Fund wishes to sell the security,  a considerable  period may elapse  between the time the decision is made to sell the security and the time the security is  registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can acquire restricted  securities through private placements.  Those securities have contractual restrictions on their public resale.  Those  restrictions may make it more difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.
Those  percentage  restrictions  do not limit  purchases  of  restricted  securities  that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of 1933, if those  securities have been determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.

 If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

         Illiquid  securities  include  repurchase  agreements  maturing in more than seven days and  participation interests that do not have puts exercisable within seven days.

         |X|  Loans of  Portfolio  Securities.  The Fund can lend its  portfolio  securities  to  certain  types of eligible  borrowers  approved by the Board of Directors.  It might do so to try to provide  income or to raise cash for  liquidity  purposes.  These  loans are  limited to not more than 10% of the value of the  Fund's  net  assets.
There are some risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in  receiving additional  collateral to secure a loan, or a delay in recovery of the loaned  securities.  The Fund presently does not intend to lend its  securities,  but if it does so, it is not  anticipated  that  loans  will  exceed 5% of the
Fund's total assets.

         The Fund must receive collateral for a loan. Under current applicable  regulatory  requirements (which are subject to change),  on each  business  day the loan  collateral  must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit,  securities of the U.S. government or its agencies or instrumentalities,  or other cash  equivalents  in which the Fund is  permitted  to  invest.  To be  acceptable  as collateral,  letters of credit  must  obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the  letter of credit and the  issuing  bank both must be  satisfactory  to the
Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be  shared  with  the  borrower.  The  Fund  may also  pay  reasonable  finder's,  custodian  and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X|  Derivatives.  The Fund can invest in a variety of  derivative  investments  for  income,  for capital appreciation  or for hedging  purposes.  Some derivative  investments the Fund can use are the hedging  instruments described below in this Statement of Additional Information.

         The Fund can invest in "index-linked"  notes.  Principal and/or interest payments on these notes depend on the  performance  of an underlying  index.  Currency-indexed  securities  are another  derivative the Fund may use.
Typically  these are  short-term  or  intermediate-term  debt  securities.  Their value at maturity or the rates at which  they pay  income  are  determined  by the change in value of the U.S.  dollar  against  one or more  foreign currencies or an index.  In some cases,  these  securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security  offers the potential for increased  income or principal  payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other  derivative  investments the Fund can use include "debt  exchangeable for common stock" of an issuer or "equity-linked  debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.

Both  alternatives  present a risk that the amount  payable at maturity will be less than the  principal  amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use  hedging to attempt to protect  against  declines  in the market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains in the value of portfolio  securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

              |_| sell futures contracts,
              |_| buy puts on futures or on securities, or
|_|      write  covered  calls on  securities  or futures.  Covered  calls can also be used to increase  the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund might use  hedging to  establish a position in the  securities  market as a temporary  substitute for  purchasing  particular  securities.  In that case, the Fund would normally seek to purchase the securities and then  terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility that its portfolio  securities would not be fully included in a rise in value of the market.  To do so the Fund could:

              |_| buy futures, or
              |_| buy calls on such futures or on securities.

         The Fund is not  obligated  to use hedging  instruments,  even though it is  permitted  to use them in the
Manager's  discretion,  as  described  below.  The Fund's  strategy of hedging  with futures and options on futures will be incidental to the Fund's  activities in the  underlying  cash market.  The particular  hedging  instruments the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods are consistent with the Fund's  investment  objective and are permissible under applicable regulations governing the Fund.

                  |_|  Futures.  The Fund can buy and sell  futures  contracts  that  relate  to (1)  broadly-based stock indices  (these are called "stock index  futures")  (2) debt  securities  (these are referred to as "interest rate futures"),  (3) other  broadly-based  securities indices (these are referred to as "financial  futures"),  (4)
foreign  currencies (these are referred to as "forward  contracts"),  or (5) commodities  (these are referred to as
"commodity futures").

         A broadly-based  stock index is used as the basis for trading stock index futures.  In some cases an index may be based on stocks of issuers in a particular  industry or group of industries.  A stock index assigns relative values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the  underlying  stocks.  A stock  index  cannot be  purchased  or sold  directly.  Financial  futures  are similar contracts based on the future value of the basket of securities that comprise the index.  These contracts  obligate the seller to deliver,  and the  purchaser to take,  cash to settle the futures  transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An interest  rate future  obligates  the seller to deliver (and the purchaser to take) cash or a specified type of debt  security  to settle the  futures  transaction.  Either  party  could  also  enter into an  offsetting contract to close out the position.

         The Fund can invest a portion of its assets in  commodity  futures  contracts.  Commodity  futures  may be based upon  commodities  within five main commodity  groups:  (1) energy,  which  includes crude oil,  natural gas, gasoline and heating oil; (2) livestock,  which includes  cattle and hogs; (3)  agriculture,  which includes wheat, corn, soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel,  tin and zinc; and (5) precious  metals,  which includes gold,  platinum and silver.  The Fund may purchase and sell commodity  futures  contracts,  options on futures  contracts and options and futures on commodity indices with respect to these five main  commodity  groups and the  individual  commodities  within each group,  as well as other types of commodities.

         No money is paid or  received  by the Fund on the  purchase  or sale of a  future.  Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial margin  payment with the futures  commission merchant (the "futures  broker").  Initial margin  payments will be deposited with the Fund's  custodian bank in an account registered in the futures broker's name.  However,  the futures broker can gain access to that account only under  specified  conditions.  As the  future  is  marked to market  (that  is,  its value on the  Fund's  books is changed) to reflect changes in its market value,  subsequent  margin  payments,  called variation  margin,  will be paid to or by the futures broker daily.
         At any time prior to expiration  of the future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be  paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then  realized  by the  Fund  for tax purposes.  All futures  transactions,  except forward  contracts,  are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

         |_| Put and Call  Options.  The  Fund can buy and sell  certain  kinds of put  options  ("puts")  and call options ("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options,  including index  options,  securities  options,  currency  options,  commodities  options,  and options on the other types of futures described above.

         |_| Writing  Covered Call  Options.  The Fund can write (that is,  sell)  calls.  If the Fund sells a call option,  it must be  covered.  That  means the Fund must own the  security  subject  to the call  while the call is outstanding,  or, for certain types of calls,  the call may be covered by  segregating  liquid assets to enable the
Fund to satisfy its  obligations  if the call is exercised.  Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call,  it  receives  cash (a  premium).  In writing  calls on a security,  the Fund agrees to sell the  underlying  security to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise price  regardless of market price changes during the call period.  The call period is usually  not more than nine  months.  The  exercise  price may differ  from the market  price of the  underlying security.  The Fund has the risk of loss that the price of the  underlying  security  may  decline  during the call period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index,  it also receives a premium.  If the buyer of the call  exercises it, the Fund will pay an amount of cash  equal to the  difference  between  the  closing  price of the call and the exercise  price,  multiplied by a specified  multiple that determines the total value of the call for each point of difference.  If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the
Fund's escrow agent,  through the facilities of the Options Clearing  Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities  on the  expiration of the option or when the Fund enters into a closing transaction.

         When the Fund  writes an  over-the-counter  ("OTC")  option,  it will  enter  into an  arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula  price at which the Fund will have the absolute  right to  repurchase  that OTC option.  The formula  price will  generally  be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable  below the market price of the underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its  restriction on holding  illiquid  securities)  the  mark-to-market  value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option  transaction  costs and the  premium  received  on the call the Fund wrote is more or less than the price of the call the Fund  purchases to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the  underlying  security and the premium it received when it wrote the call. Any such profits are  considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot  effect a  closing  purchase  transaction  due to the lack of a market,  it will  have to hold the  callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures  contract  without  owning the futures  contract or  securities deliverable  under  the  contract.  To do so,  at the time the call is  written,  the Fund  must  cover the call by segregating an equivalent  dollar amount of liquid assets on its books.  The Fund will identify  additional  liquid assets on its books to cover the call if the value of the  identified  assets drops below 100% of the current value of the  future.  Because of this  segregation  requirement,  in no  circumstances  would the  Fund's  receipt of an exercise notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         |_| Writing Put Options.  The Fund can sell put options.  A put option on  securities  gives the purchaser the right to sell,  and the writer the  obligation to buy, the  underlying  investment at the exercise price during the option  period.  The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund  writes a put,  the put must be covered by  segregated  liquid  assets.  The  premium the Fund receives from writing a put represents a profit,  as long as the price of the underlying  investment  remains equal to or above the  exercise  price of the put.  However,  the Fund also  assumes  the  obligation  during  the option period to buy the underlying  investment from the buyer of the put at the exercise price,  even if the value of the investment  falls below the exercise price. If a put the Fund has written  expires  unexercised,  the Fund realizes a gain in the amount of the premium less the  transaction  costs incurred.  If the put is exercised,  the Fund must fulfill its  obligation  to purchase  the  underlying  investment  at the exercise  price.  That price will usually exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the underlying  security the
Fund will  identify on its books  liquid  assets with a value equal to or greater  than the  exercise  price of the underlying  securities.  The Fund therefore  forgoes the opportunity of investing the identified  assets or writing calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That  notice will  require  the Fund to take  delivery of the underlying  security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation  as the  writer  of the  put.  That  obligation  terminates  upon  expiration  of the  put.  It may also terminate  if,  before  it  receives  an  exercise  notice,  the Fund  effects a closing  purchase  transaction  by purchasing  a put of the same series as it sold.  Once the Fund has been  assigned an  exercise  notice,  it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has  written  or to  prevent  the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also permit the Fund to write  another put option on the  security,  or to sell the  security and use the  proceeds  from the sale for  other  investments.  The Fund  will  realize  a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received from writing the put option.  Any profits from writing puts are  considered  short-term  capital  gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         |_| Purchasing  Calls and Puts. The Fund can purchase calls to protect  against the  possibility  that the
Fund's  portfolio will not participate in an anticipated rise in the securities  market.  When the Fund buys a call
(other  than in a  closing  purchase  transaction),  it pays a  premium.  The Fund  then  has the  right to buy the underlying  investment  from a seller of a corresponding  call on the same  investment  during the call period at a fixed exercise  price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the  transaction  costs and the premium  paid for the call and the Fund  exercises  the  call.  If the Fund does not  exercise  the call or sell it
(whether or not at a profit),  the call will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund purchases  a put,  it pays a premium  and,  except  as to puts on  indices,  has the  right to sell the  underlying investment to a seller of a put on a  corresponding  investment  during the put period at a fixed  exercise  price.
Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline  in the value of the  underlying  investment  below the  exercise  price by  selling  the underlying  investment  at the  exercise  price to a seller of a  corresponding  put.  If the  market  price of the underlying  investment  is equal to or above the  exercise  price and,  as a result,  the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date.  In that case the Fund will have paid the premium but lost the right to sell the underlying  investment.  However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather  than by delivery of the  underlying  investment  to the Fund.  Gain or loss  depends on changes in the index in question (and thus on price movements in the securities  market  generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

         |_|  Buying  and  Selling  Options  on  Foreign  Currencies.  The Fund can buy and sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities  or  commodities  exchange or in the over-the-counter  markets  or are quoted by major  recognized  dealers  in such  options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities and increases in the dollar cost of foreign securities the Fund wants to acquire.
         If the Manager  anticipates  a rise in the dollar value of a foreign  currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities may be partially  offset by purchasing calls or writing  puts on that  foreign  currency.  If the Manager  anticipates  a decline in the dollar  value of a foreign currency,  the decline in the dollar value of portfolio securities  denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's  position.  The Fund will then have  incurred  option  premium  payments  and transaction costs without a corresponding benefit.

         A call the Fund  writes  on a foreign  currency  is  "covered"  if the Fund  owns the  underlying  foreign currency  covered by the call or has an absolute  and  immediate  right to acquire that  foreign  currency  without additional cash  consideration (or it can do so for additional cash  consideration  held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a  foreign  currency  to  provide a hedge  against a decline  in the U.S.
dollar  value of a  security  which the Fund  owns or has the right to  acquire  and  which is  denominated  in the currency  underlying  the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange rate. This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

         |_| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
If the  Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging strategies may reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options positions were not correlated with its other
investments.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call or put, or buys or sells an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on  broadly-based  indices or futures to attempt to protect against  declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the Fund's  securities.  For  example,  it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the securities held in the Fund's  portfolio might decline.
If that occurred,  the Fund would lose money on the hedging  instruments and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree, over time the value of a  diversified  portfolio  of  securities  will  tend to move in the same  direction  as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the  portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments  in a greater  dollar  amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility  of the prices of the portfolio  securities  being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity of the futures  market  depends on  participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements in the futures market are less onerous than margin  requirements in the  securities  markets.  Therefore,  increased  participation  by  speculators  in the  futures  market may cause temporary price distortions.

         The Fund can use hedging  instruments  to  establish a position in the  securities  markets as a temporary substitute  for the  purchase of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such futures,  broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the  market  might decline.  If the Fund then  concludes  not to invest in  securities  because  of  concerns  that the  market  might decline further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

         |_| Forward  Contracts.  Forward  contracts  are foreign  currency  exchange  contracts.  They are used to buy or sell  foreign  currency  for  future  delivery  at a fixed  price.  The Fund uses them to "lock in" the U.S.
dollar  price of a security  denominated  in a foreign  currency  that the Fund has  bought or sold,  or to protect against  possible losses from changes in the relative values of the U.S.  dollar and a foreign  currency.  The Fund may also use  "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and another  party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These  contracts are traded in the inter-bank  market conducted  directly among currency  traders  (usually large  commercial  banks) and their customers.

         The Fund may use  forward  contracts  to  protect  against  uncertainty  in the level of  future  exchange rates.  The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward contracts  may reduce the risk of loss from a decline  in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend  payments.  To do so, the Fund might enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse change in the currency  exchange  rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes  that foreign  currency  might suffer a  substantial  decline against  the U.S.  dollar,  it could  enter  into a forward  contract  to sell an amount of that  foreign  currency approximating  the value of some or all of the Fund's portfolio  securities  denominated in that foreign  currency.
When the Fund  believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund  believes  that the U.S.  dollar  value of the  foreign  currency to be sold pursuant to its forward  contract  will fall whenever  there is a decline in the U.S.  dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying  on its books liquid assets having a value equal to the aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate  the Fund to  deliver  an amount of  foreign  currency  in  excess  of the value of the  Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However,  to avoid excess  transactions  and  transaction  costs,  the Fund may maintain a net exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in foreign  currencies if the excess amount is "covered" by liquid securities  denominated in any currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the  amount of foreign  currency  being  hedged by a forward  sale contract at a price no higher than the forward  contract  price.  As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under  forward  contracts  and the value of the  securities  involved generally  will not be possible  because the future value of  securities  denominated  in foreign  currencies  will change as a consequence of market  movements  between the date the forward contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the security and deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver,  the Fund might have to purchase  additional foreign currency on the "spot" (that is, cash)  market to settle the security  trade.  If the market  value of the  security  instead  exceeds the amount of foreign  currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional  transaction costs on the spot market in those cases.

         The  projection  of  short-term  currency  market  movements is extremely  difficult,  and the  successful execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Forward  contracts  involve  the risk  that anticipated  currency  movements  will not be  accurately  predicted,  causing the Fund to sustain  losses on these contracts and to pay additional  transactions  costs. The use of forward  contracts in this manner might reduce the
Fund's  performance if there are unanticipated  changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity of a forward  contract  requiring  the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the alternative the Fund might retain the  security and offset its  contractual  obligation  to deliver the currency by  purchasing a second contract.  Under that  contract the Fund will obtain,  on the same maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract  entitling it to sell the same amount of the same currency on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering  into such an  offsetting  forward  contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of  engaging  in  forward  contracts  varies  with  factors  such as the  currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward contracts are usually  entered into on a principal  basis,  no brokerage  fees or  commissions  are  involved.  Because these contracts  are not  traded  on an  exchange,  the  Fund  must  evaluate  the  credit  and  performance  risk of the counterparty under each forward contract.

         Although  the Fund  values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis.  The Fund may convert  foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit  based on the  difference  between  the prices at which they buy and sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         |_|  Interest  Rate Swap  Transactions.  The Fund can enter  into  interest  rate swap  agreements.  In an interest  rate swap,  the Fund and  another  party  exchange  their  right to receive  or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive  floating  rate payments for fixed rate payments.  The Fund can enter  into  swaps  only on  securities  that it owns.  It will not enter  into  swaps with respect to more than 25% of its total assets.  Also,  the Fund will  segregate  liquid assets (such as cash or U.S.
government  securities)  to cover any  amounts it could owe under  swaps that  exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap  agreements  entail  both  interest  rate  risk  and  credit  risk.  There is a risk  that,  based on movements of interest  rates in the future,  the payments made by the Fund under a swap  agreement  will be greater than the payments it received.  Credit risk arises from the  possibility  that the  counterparty  will default.  If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest  payments that the Fund has not yet  received.  The Manager  will monitor the  creditworthiness  of  counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter  into  swap  transactions  with  certain  counterparties  pursuant  to  master  netting agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  shall be regarded as parts of an integral  agreement.  If amounts are payable on a particular  date in the same  currency in respect of one or more swap  transactions,  the amount  payable on that date in that  currency  shall be the net amount.  In addition,  the master  netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference to the average cost of a  replacement  swap  for  each  swap.  It is  measured  by the  mark-to-market  value  at the  time of the termination  of  each  swap.  The  gains  and  losses  on  all  swaps  are  then  netted,  and  the  result  is the counterparty's gain or loss on
         termination.  The  termination  of all  swaps  and the  netting  of gains and  losses  on  termination  is generally referred to as "aggregation."

         |_|  Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and  restrictions  with respect to the use of futures as established
by  the  Commodities  Futures  Trading  Commission  (the  "CFTC").  In  particular,   the  Fund  is  exempted  from
registration  with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's  assets  that may be used for  futures margin and related  options  premiums  for a bona fide hedging  position.  However,  under the Rule,  the Fund must limit its  aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not  considered  bona fide hedging  strategies  under the Rule.  Under the
Rule,  the Fund must also use short  futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through  one or more  brokers.  Thus,  the number of  options  that the Fund may write or hold may be  affected  by options written or held by other  entities,  including other  investment  companies  having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the  liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

         Under the  Investment  Company Act,  when the Fund  purchases a future,  it must  maintain cash or readily marketable  short-term  debt  instruments in an amount equal to the market value of the  securities  underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging  Instruments.  Certain  foreign  currency  exchange  contracts in which the Fund may invest are treated as "Section 1256  contracts"  under the Internal  Revenue  Code. In general,  gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each  taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These  contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment  company  distributions and for other purposes under rules prescribed  pursuant to the
Internal  Revenue  Code.  An  election  can  be  made  by  the  Fund  to  exempt  those   transactions   from  this
marked-to-market treatment.

         Certain  forward  contracts  the Fund  enters  into may  result in  "straddles"  for  federal  income  tax purposes.  The straddle  rules may affect the character  and timing of gains (or losses)  recognized by the Fund on straddle  positions.  Generally,  a loss sustained on the disposition of a position making up a straddle is allowed only to the  extent  that  the loss  exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss  is  generally  allowed  at the  point  where  there  is no  unrecognized  gain  in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)      gains or losses  attributable  to  fluctuations  in  exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually  collects such receivables or pays such  liabilities,
              and
(2)      gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between  the date of acquisition  of a debt  security  denominated  in a foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

         Currency gains and losses are offset  against  market gains and losses on each trade before  determining a net "Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X|  Temporary  Defensive  Investments.  The  Fund's  temporary  defensive  investments  can  include  (i)
obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities;  (ii) commercial paper rated in the highest  category by an established  rating  organization;  (iii)  certificates of deposit or bankers'
acceptances of domestic banks with assets of $1 billion or more;  (iv) any of the foregoing  securities that mature in one year or less (generally known as "cash equivalents");  (v) other short-term corporate debt obligations;  and
(vi) repurchase agreements.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the  Investment  Company  Act, a  "majority"  vote is defined as the vote of the  holders of the lesser of:

         |_| 67% or more of the shares  present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_|  more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental  policy.  Other policies  described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Directors can change  non-fundamental  policies without shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X|  Does the Fund Have  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund.

         |_|  The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets  would be  invested  in  securities  of that  issuer or if it would then own more than 10% of that  issuer's voting  securities.  This  limitation  applies  to 75% of the  Fund's  total  assets.  The limit  does not apply to securities  issued by the U.S.  government  or any of its  agencies or  instrumentalities  or  securities  of other investment companies.

         |_|  The Fund cannot make loans  except (a) through  lending of  securities,  (b) through the  purchase of debt  instruments  or similar  evidence of  indebtedness,  (c) through an  inter-fund  lending  program  with other affiliated funds and (d) through repurchase agreements.

         The Fund  cannot  invest 25% or more of its total  assets in any one  industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         |_| The Fund  cannot  borrow  money in excess of 33 1/3% of the  value of its total  assets.  The Fund may borrow only from banks and/or affiliated  investment  companies.  With respect to this fundamental policy, the Fund can borrow only if it  maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the
Investment Company Act of 1940.

         |_|  The Fund  cannot  invest  in real  estate  or in  interests  in real  estate.  However,  the Fund can purchase securities of issuers holding real estate or interests in real estate.

         |_|  The Fund cannot invest in physical commodities or physical commodity contracts.

However,  the Fund can buy and sell any of the hedging instruments  permitted by any of its other policies.  It can also buy and sell  options,  futures,  securities  or other  instruments  backed by physical  commodities  or whose investment return is linked to changes in the price of physical commodities.

         |_|  The Fund cannot  underwrite  securities of other  companies.  A permitted  exception is in case it is deemed to be an  underwriter  under  the  Securities  Act of 1933 when  reselling  any  securities  held in its own portfolio.

         |_|  The Fund  cannot  issue  "senior  securities."  This  restriction  does not  prohibit  the Fund  from borrowing  money as described in the Prospectus or this Statement of Additional  Information.  It does not prohibit the Fund from entering into margin,  collateral,  segregation or escrow arrangements,  or options, futures, hedging transactions or from buying and selling other investments permitted by its other investment policies.

         Unless the Prospectus or this  Statement of Additional  Information  states that a percentage  restriction applies  on an ongoing  basis,  it applies  only at the time the Fund makes an  investment.  The Fund need not sell securities  to meet the  percentage  limits if the value of the  investment  increases in proportion to the size of the Fund.
         For purposes of the Fund's policy not to  concentrate  its  investments as described  above,  the Fund has adopted the industry  classifications  set forth in Appendix B to this  Statement of Additional  Information.  This is not a fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment company that was organized in 1944. Since 1979 the Fund has been a Maryland corporation.

         |X|  Classes of Shares. The Directors are authorized,  without shareholder  approval, to create new series and  classes  of shares.  The  Directors  may  reclassify  unissued  shares of the Fund into  additional  series or classes  of  shares.  The  Directors  also may  divide or  combine  the  shares of a class into a greater or lesser number of shares without changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have  cumulative  voting  rights or  preemptive  or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund  currently  has five  classes  of  shares:  Class A,  Class B,  Class C, Class N and Class Y. All
classes invest in the same investment  portfolio.  Only retirement plans may purchase Class N shares.  Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally  on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of  Shareholders.  Although the Fund is not required by Maryland law to hold annual meetings, it may hold  shareholder  meetings from time to time on important  matters.  The  shareholders of the Fund's parent corporation  have the right to call a meeting to remove a Director or to take  certain  other  action  described in the Articles of Incorporation or under Maryland law.

         The Fund will hold  meetings  when  required to do so by the  Investment  Company Act or other  applicable law. The Fund will hold a meeting when the  Directors  call a meeting or upon proper  request of  shareholders.  If the Fund's parent  corporation  receives a written request of the record holders of at least 25% of the outstanding shares  eligible  to be voted at a meeting to call a meeting  for a  specified  purpose  (which  might  include the removal of a Director),  the Directors will call a meeting of shareholders for that specified  purpose.  The Fund's parent  corporation  has undertaken that it will then either give the applicants  access to the Fund's  shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors

         The Fund is governed by a Board of  Directors,  which is  responsible  for  protecting  the  interests  of shareholders  under  Maryland  law.  The  Directors  meet  periodically  throughout  the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The  Board  of  Directors  has an Audit  Committee  and a  Review  Committee.  The  members  of the  Audit
Committee are Edward L. Cameron  (Chairman),  C. Howard Kast and F. William Marshall.  The Audit Committee held six meetings  during  the  fiscal  year  ended  December  31,  2001.  The Audit  Committee  furnishes  the  Board  with recommendations  regarding  the selection of the Fund's  independent  auditors.  Other main  functions of the Audit
Committee  include,  but are not  limited  to:  (i)  reviewing  the scope and  results of audits and the audit fees charged;  (ii) reviewing  reports from the Fund's  independent  auditors  regarding the Fund's internal  accounting procedures and controls;  and (iii)  establishing a separate line of communication  between the Fund's  independent auditors and its independent Directors.

         The Audit Committee's  functions include selecting and nominating to the full Board,  Independent nominees for  election  as  Independent  Directors.  The  Audit  Committee  may,  but  need  not  consider  the  advice  and recommendation  of the Manager and its  affiliates  in  selecting  nominees.  The full Board  elects new  Directors except for those  instances  when a shareholder  vote is required.  To date,  the Audit  Committee has been able to identify  from its own  resources an ample number of qualified  candidates.  Nonetheless,  shareholders  may submit names  of  individuals,  accompanied  by  complete  and  properly  supported  resumes,  for the  Audit  Committee's consideration  by mailing such  information  to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee,  however,  reserves sole discretion to  determine  the  candidates  to present to the Board  and/or  shareholders  and when it meets for the purpose of considering potential nominees.

         The members of the Review  Committee are Jon S. Fossel  (Chairman),  Sam Freedman,  William L.  Armstrong,
Robert G. Avis and George C. Bowen.  The Review  Committee held six meetings  during the fiscal year ended December
31, 2001.  Among other  functions,  the Review  Committee  reviews reports and makes  recommendations  to the Board concerning  the fees paid to the  Fund's  transfer  agent and the  services  provided  to the Fund by the  transfer agent.  The Review  Committee also reviews the Fund's  investment  performance and policies and procedures  adopted by the Fund to comply with Investment Company Act of 1940 and other applicable law.

Directors and Officers of the Fund.  The Fund's  Directors and officers and their  positions held with the Fund and length of service in such  position(s) and their principal  occupations and business  affiliations  during the past five years are listed below.  Each of the Directors,  except Mr. Murphy,  is an "Independent  Director," as defined in the Investment  Company Act. Mr. Murphy is an "Interested  Director,"  because he is affiliated with the Manager by virtue of his  positions  as an  officer  and  director  of the  Manager,  and as a  shareholder  of its  parent company.  Mr.  Murphy was elected as a Director of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will  resign as a director of the Fund and the other Board II
Funds for which he is a trustee or director.  The  information  for the Directors also includes the dollar range of shares of the Fund as well as the  aggregate  dollar  range of shares of the Board II Funds  beneficially  owned by the Director.  All  information  is as of December 31, 2001. All of the Directors are also trustees or directors of the following Oppenheimer funds1 (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                               Oppenheimer Select Managers
Oppenheimer Champion Income Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                         Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                             Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                     Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                             Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                     Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                  Centennial Money Market Trust
Oppenheimer Municipal Fund                              Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                             Centennial Tax Exempt Trust

         Messrs.  Murphy,  Molleur,  Wixted,  Zack, Bartlett and Leavy, and Mses. Feld and Ives who are officers of the Fund,  respectively  hold the same offices with one or more of the other Board II Funds as with the Fund. As of
April 1, 2002,  the Directors and officers of the Fund as a group owned less than 1% of the  outstanding  shares of the Fund. The foregoing  statement does not reflect  ownership of shares held of record by an employee benefit plan for  employees  of the  Manager,  other than the shares  beneficially  owned under that plan by the officers of the
Fund listed above.  In addition,  each  Independent  Director,  and his family  members,  do not own  securities of either  the  Manager  or  Distributor  of the Board II Funds or any  person  directly  or  indirectly  controlling, controlled by or under common control with the Manager or Distributor.

         Mr. Swain has reported  that he sold a residential  property to Mr.  Freedman on October 23, 2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

Independent Directors and Officer

--------------------------- ----------------------------------------------------------- -------------- ----------------
                                                                                                          Aggregate
                                                                                                        Dollar Range
Name, Address, 2  Age,                                                                  Dollar Range      of Shares
Position(s) Held with       Principal Occupation(s) During Past 5 Years /Other            of Shares     Owned in any
Fund and Length of Time     Directorships Held by Director/Number of Portfolios in      Owned in the    of the Board
Served3                     Fund Complex Overseen by Director                               Fund          II Funds
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
James C. Swain, Chairman,   Formerly  Vice Chairman of the Manager  (until  January 2,       $0         Over $100,000
Chief Executive Officer     2002) and  President  and a director of  Centennial  Asset
and Director, since 1969    Management  Corporation  (the Fund's  Distributor)  (until
Age: 68                     1997).  Oversees  41  portfolios  in the  OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
William L. Armstrong,       Chairman  of  the  following   private   mortgage  banking
Director since 1999         companies:  Cherry Creek  Mortgage  Company  (since 1991),
Age: 65                     Centennial  State Mortgage  Company  (since 1994),  The El
                            Paso Mortgage  Company (since 1993),  Transland  Financial
                            Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency)  (since  1995) and  Ambassador  Media  Corporation
                            (since  1984);   a  director  of  the   following   public
                            companies:   Storage  Technology   Corporation   (computer
                            equipment  company) (since 1991),  Helmerich & Payne, Inc.                    $50,001-
                            (oil and gas  drilling/production  company)  (since 1992),       $0           $100,000
                            UNUMProvident  (insurance company) (since 1991).  Formerly
                            Director    of    International    Family    Entertainment
                            (television  channel)  (1992 - 1997) and Natec  Resources,
                            Inc.  (air  pollution   control   equipment  and  services
                            company)   (1991-1995),   Frontier   Real   Estate,   Inc.
                            (residential  real  estate  brokerage)  (1994-1999),   and
                            Frontier Title (title insurance agency)  (1995-June 1999);
                            a U.S. Senator (January  1979-January  1991).  Oversees 40
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Robert G. Avis, Director    Formerly Mr. Avis held the following  positions:  Director
since 1993                  and  President  of A.G.  Edwards  Capital,  Inc.  (General
Age: 70                     Partner of private  equity funds) (until  February  2001);
                            Chairman,  President and Chief  Executive  Officer of A.G.
                            Edwards  Capital,  Inc. (until March 2000);  Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice  Chairman of
                            A.G.   Edwards  &  Sons,   Inc.  (its  brokerage   company       $0         $1 - $10,000
                            subsidiary)  (until  -  March  1999);   Chairman  of  A.G.
                            Edwards   Trust  Company  and  A.G.E.   Asset   Management
                            (investment  advisor) (until - March 1999); and a Director of A.G.  Edwards  & Sons and A.G.  Edwards  Trust  Company
                            (until  -  March  2000).  Oversees  41  portfolios  in the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
George C. Bowen, Director   Formerly  (until April 1999) Mr. Bowen held the  following
since 1997                  positions:  Senior Vice President  (from  September  1987)
Age: 65                     and  Treasurer  (from  March  1985) of the  Manager;  Vice
                            President  (from June  1983) and  Treasurer  (since  March
                            1985) of  OppenheimerFunds  Distributor,  Inc., the Fund's
                            Sub-Distributor;  Senior Vice  President  (since  February
                            1992),  Treasurer  (since July 1991)  Assistant  Secretary and a director (since December 1991) of the Manager;  Vice
                            President  (since October 1989) and Treasurer (since April
                            1986)  of  HarbourView  Asset  Management  Corporation  an
                            investment advisory subsidiary of the Manager;  President,
                            Treasurer   and   a   director   of   Centennial   Capital
                            Corporation  (June  1989 - January  1990),  an  investment advisory  subsidiary  of the Manager;  Vice  President and
                            Treasurer  (since August 1978) and Secretary  (since April
                            1981) of  Shareholder  Services,  Inc.,  a transfer  agent
                            subsidiary of the Manager;  Vice President,  Treasurer and    $10,001 -     Over $100,000
                            Secretary of Shareholder  Financial Services,  Inc. (since     $50,000
                            November  1989),  a  transfer  agent   subsidiary  of  the
                            Manager;  Assistant  Treasurer of Oppenheimer  Acquisition
                            Corp.   (since   March   1998),   the   Manager's   parent
                            corporation;    Treasurer   of   Oppenheimer   Partnership
                            Holdings,  Inc.  (since  November 1989), a holding company subsidiary  of the Manager;  Vice  President and Treasurer of Oppenheimer  Real Asset  Management,  Inc.  (since July
                            1996), an investment  advisory  subsidiary of the Manager;
                            Chief  Executive   Officer  and  director  of  MultiSource
                            Services,  Inc., a broker-dealer subsidiary of the Manager
                            (since   March  1996);   Treasurer   of   OppenheimerFunds
                            International  Ltd. and Oppenheimer  Millennium  Funds plc
                            (since   October   1997),    offshore   fund    management
                            subsidiaries  of the Manager.  Oversees 36  portfolios  in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Edward L. Cameron,          Director  of Genetic  ID,  Inc.  and its  subsidiaries,  a
Director since 1999         privately  held biotech  company  (since  March  2001);  a
Age: 63                     member  of  The  Life  Guard  of  Mount   Vernon,   George
                            Washington's  home (since  June 2000).  Formerly a partner
                            with   PricewaterhouseCoopers  LLP  (an  accounting  firm)       $0         Over $100,000
                            (from  1974-1999)  and  Chairman,   Price  Waterhouse  LLP
                            Global  Investment   Management  Industry  Services  Group
                            (from   1994-1998).   Oversees   36   portfolios   in  the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Jon S. Fossel,              Chairman and Director of Rocky Mountain Elk Foundation,  a
Director since 1990         not-for-profit  foundation (since 1998); and a director of
Age: 60                     P.R.  Pharmaceuticals,  a privately  held  company  (since
                            October  1999).  Formerly  Mr.  Fossel held the  following positions:  Chairman and a director  (until  October 1996)
                            and President and Chief  Executive  Officer (until October       $0         Over $100,000
                            1995) of the Manager;  President,  Chief Executive Officer
                            and  a  director   of   Oppenheimer   Acquisition   Corp.,
                            Shareholder  Services,   Inc.  and  Shareholder  Financial
                            Services,   Inc.   (until  October   1995).   Oversees  40
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Sam Freedman,               Formerly  (until  October  1994)  Mr.  Freedman  held  the
Director since 1996         following positions:  Chairman and Chief Executive Officer
Age: 61                     of   OppenheimerFunds   Services   (from   August   1980);
                            Chairman,  Chief  Executive  Officer  and  a  director  of
                            Shareholder Services,  Inc. (from August 1980);  Chairman,
                            Chief  Executive   Officer  and  director  of  Shareholder    $50,001 -     Over $100,000
                            Financial  Services,   Inc.  (from  November  1989);  Vice    $100,000
                            President and director of  Oppenheimer  Acquisition  Corp.
                            (from  October  1990) and a director of the Manager  (from
                            October    1990).    Oversees   41   portfolios   in   the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
C. Howard Kast,             Formerly  (until June 1984) Managing  Partner of Deloitte,
Director since 1987         Haskins  &  Sells  (an  accounting   firm).   Oversees  41       $0         Over $100,000
Age: 80                     portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
Robert M. Kirchner,         President   (since   1977)   of   The   Kirchner   Company
Director since 1963         (management  consultants);  Director of Andrisen Marten Co
Age: 80                     (a privately  held men's  clothing  company).  Oversees 41  Over $100,000   Over $100,000
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------
F. William Marshall, Jr.,   Trustee  (since 1996) of  MassMutual  Institutional  Funds       $0         Over $100,000
Director since 2000         and of MML Series  Investment  Fund  (open-end  investment
Age: 59                     companies).  Formerly  Chairman  of  SIS  &  Family  Bank,
                            F.S.B.  (formerly  SIS Bank)  (January  1999 - July 1999);
                            President,  Chief  Executive  Officer and  Director of SIS
                            Bankcorp.,   Inc.  and  SIS  Bank  (formerly   Springfield
                            Institution  for  Savings)  (May  1993 -  December  1998);
                            Executive  Vice  President of Peoples  Heritage  Financial
                            Group,  Inc.  (January  1999 - July  1999);  Chairman  and
                            Chief Executive  Office of Bank of Ireland First Holdings,
                            Inc.  and  First  New  Hampshire  Banks  (June  1990 - May
                            1993).  Oversees  36  portfolios  in the  OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------

Interested Director and Officer

-------------------------- ------------------------------------------------------------- ------------- ----------------
Name, Address,4 Age,       Principal Occupation(s) During Past 5 Years / Other              Dollar        Aggregate
                                                                                                        Dollar Range
                                                                                                          of Shares
                                                                                           Range of     Owned in any
Position(s) Held with                                                                       Shares         of the
Fund and Length of Time    Directorships Held by Director/Number of Portfolios in Fund     Owned in      Oppenheimer
Served5                    Complex Overseen by Director                                    the Fund    Funds6
-------------------------- ------------------------------------------------------------- ------------- ----------------
-------------------------- ------------------------------------------------------------- ------------- ----------------
John V. Murphy,            Chairman,  Chief Executive  Officer and director (since June
President and Director     2001) and President  (since  September 2000) of the Manager;
Director since October     President  and a director  or  trustee of other  Oppenheimer       $0        Over $100,000
2001                       funds;  President  and  a  director  (since  July  2001)  of
Age: 52                    Oppenheimer    Acquisition    Corp.   and   of   Oppenheimer
                           Partnership  Holdings,  Inc.;  a  director  (since  November
                           2001) of OppenheimerFunds Distributor,  Inc.; Chairman and a
                           director  (since July 2001) of  Shareholder  Services,  Inc.
                           and of Shareholder  Financial Services,  Inc.; President and
                           a  director  (since  July 2001) of  OppenheimerFunds  Legacy
                           Program,  a  charitable  trust  program  established  by the
                           Manager;  a director of the  following  investment  advisory subsidiaries of OFI: OAM Institutional,  Inc. and Centennial
                           Asset   Management   Corporation   (since   November  2001),
                           HarbourView  Asset  Management  Corporation  and OFI Private
                           Investments,   Inc.  (since  July  2001);  President  (since
                           November  1,  2001)  and a  director  (since  July  2001) of
                           Oppenheimer Real Asset  Management,  Inc.; a director (since
                           November 2001) of Trinity  Investment  Management  Corp. and
                           Tremont Advisers,  Inc.,  investment  advisory affiliates of the Manager;  Executive Vice President (since February 1997)
                           of  Massachusetts   Mutual  Life  Insurance   Company,   the
                           Manager's  parent  company;  a director (since June 1995) of
                           DBL  Acquisition  Corporation;   formerly,  Chief  Operating
                           Officer (from  September  2000 to June 2001) of the Manager;
                           President and trustee (from  November 1999 to November 2001)
                           of MML Series  Investment Fund and MassMutual  Institutional
                           Funds,  open-end  investment  companies;  a  director  (from
                           September  1999  to  August  2000)  of C.M.  Life  Insurance
                           Company;  President,  Chief  Executive  Officer and director
                           (from  September  1999 to August 2000) of MML Bay State Life
                           Insurance  Company; a director (from June 1989 to June 1998)
                           of  Emerald  Isle  Bancorp  and  Hibernia  Savings  Bank,  a
                           wholly-owned  subsidiary of Emerald Isle  Bancorp.  Oversees
                           63 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------- ------------- ----------------

Officers of the Fund

------------------------------------------------ ---------------------------------------------------------------------
Name, Address,7 Age, Position(s) Held with       Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served8
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Bruce Bartlett, Vice President and Portfolio     Senior  Vice  President  (since  January  1999) of the  Manager;  an
Manager                                          officer and portfolio manager of other Oppenheimer  funds.  Prior to
Age: 51                                          joining  the Manager in April,  1995,  he was a Vice  President  and
                                                 Senior  Portfolio  Manager  at First  of  America  Investment  Corp.
                                                 (September 1986 - April 1995).
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Christopher Leavy, Vice President and            Senior Vice President (since  September 2000) of the Manager;  prior
Portfolio Manager                                to  joining  the  Manager  in  September  2000,  he was a  portfolio
Age: 30                                          manager of Morgan Stanley Dean Witter  Investment  Management  (from
                                                 1997) prior to which he was a portfolio  manager and equity  analyst of Crestar Asset Management (from 1995).
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal            Senior  Vice  President  and  Treasurer  (since  March  1999) of the
Financial and Accounting Officer since April     Manager;   Treasurer   (since  March  1999)  of  HarbourView   Asset
1999                                             Management  Corporation,  Shareholder  Services,  Inc.,  Oppenheimer
Age: 42                                          Real Asset Management  Corporation,  Shareholder Financial Services,
                                                 Inc.,   Oppenheimer   Partnership   Holdings,   Inc.,   OFI  Private
                                                 Investments,    Inc.    (since   March    2000),    OppenheimerFunds
                                                 International  Ltd. and Oppenheimer  Millennium Funds plc (since May
                                                 2000),  offshore fund management  subsidiaries  of the Manager,  and
                                                 OAM  Institutional,   Inc.  (since  November  2000),  an  investment
                                                 advisory  subsidiary of the Manager;  Treasurer and Chief  Financial
                                                 Officer  (since  May 2000) of  Oppenheimer  Trust  Company,  a trust company subsidiary of the Manager;  Assistant Treasurer (since March
                                                 1999) of Oppenheimer  Acquisition Corp. and OppenheimerFunds  Legacy
                                                 Program (since April 2000); an officer of other  Oppenheimer  funds;
                                                 formerly  Principal  and  Chief  Operating  Officer,  Bankers  Trust
                                                 Company - Mutual Fund Services Division (March 1995 - March 1999).
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Robert G. Zack, Vice President and Secretary     Senior Vice  President  (since May 1985) and General  Counsel (since
(since November 1, 2001)                         February  2002) of the Manager;  Assistant  Secretary of Shareholder
Age: 53                                          Services,  Inc. (since May 1985),  Shareholder  Financial  Services,
                                                 Inc. (since November 1989); OppenheimerFunds  International Ltd. and
                                                 Oppenheimer  Millennium  Funds plc (since October 1997);  an officer
                                                 of  other  Oppenheimer  funds;  formerly,   Acting  General  Counsel
                                                 (November  2001-February 2002) and Associate General Counsel (1984 -
                                                 October 2001)
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary (since     Vice  President and Senior Counsel of the Manager (since July 1999);
November 1, 2001)                                an officer of other  Oppenheimer  funds;  formerly a Vice  President
Age: 44                                          and Associate Counsel of the Manager (September 1995 - July 1999).
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary (since    Vice  President and Senior Counsel of the Manager (since July 1999);
November 1, 2001)                                an officer of other  Oppenheimer  funds;  formerly a Vice  President
Age: 43                                          and Associate Counsel of the Manager (June 1990 - July 1999).
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary (since     Vice  President  and  Assistant  Counsel of the Manager  (since June
November 1, 2001)                                1998); an officer of other Oppenheimer funds;  formerly an Assistant
Age: 36                                          Vice President and Assistant  Counsel of the Manager  (August 1997 -
                                                 June  1998);   and   Assistant   Counsel  of  the  Manager   (August
                                                 1994-August 1997).
------------------------------------------------ ---------------------------------------------------------------------

      |X|  Remuneration  of  Directors.  The  officers of the Fund and one  Director  of the Fund (Mr.  Murphy) are
affiliated  with the  Manager  and  receive no salary or fee from the Fund.  The  remaining  Directors  of the Fund received  the  compensation  shown  below.  The  compensation  from the Fund was paid  during its fiscal year ended
December 31, 2001.  The  compensation  from all of the Board II funds includes the  compensation  from the Fund and represents compensation received as a director,  trustee,  managing general partner or member of a committee of the
Board during the calendar year 2001.  Mr. Swain was affiliated with the Manager until January 2, 2002.

-------------------------------------- ----------------------------------- ---------------------------------------
 Director's Name and Other Positions         Aggregate Compensation                  Total Compensation
                                                                                       from Board II
                                                   from Fund1                        Funds (40 funds)2
-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

William L. Armstrong                                 $3,141                               $78,865
Review Committee Member

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

Robert G. Avis                                       $3,165                               $79,452

Review Committee Member
-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

George C. Bowen
Review Committee Member                              $3,025                               $75,936

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

Edward L. Cameron
Audit Committee Chairman                             $3,019                               $75,794

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

Jon S. Fossel
Review Committee Chairman                            $3,353                               $84,177

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

Sam Freedman                                         $3,322                               $83,402
Review Committee Member

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

C. Howard Kast                                       $3,483                               $87,452
Audit Committee Member

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

Robert M. Kirchner                                   $3,165                               $79,452

-------------------------------------- ----------------------------------- ---------------------------------------
-------------------------------------- ----------------------------------- ---------------------------------------

F. William Marshall, Jr.                             $2,785                               $69,922

Audit Committee Member
-------------------------------------- ----------------------------------- ---------------------------------------

1. For the  Fund's  fiscal  year ended  December  31,  2001.  Aggregate  compensation  includes  fees and  deferred compensation, if any, accrued for a Director.
2. For the 2001 calendar year.

      |X| Deferred  Compensation  Plan for  Directors.  The Board of Directors has adopted a Deferred  Compensation
Plan for  Independent  Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are  entitled  to  receive  from the  Fund.  Under  the plan,  the  compensation  deferred  by a  Director  is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Director.  The  amount  paid to the  Director  under the plan will be  determined  based upon the performance  of the  selected  funds.  As of December  31, 2001 none of the  Independent  Directors  has elected to participate.

         Deferral of Director's fees under the plan will not materially  affect the Fund's assets,  liabilities and net income per share.  The plan will not  obligate  the Fund to retain the  services of any  Director or to pay any particular  level of  compensation  to any  Director.  Pursuant to an Order issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Director under the plan without shareholder  approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major  Shareholders.  As of April 1,  2002,  the only  persons  who owned of record or were  known by the
Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:

         RPSS TR, Roossien  Masonry Inc.,  401(k) Plan,  Attn.:  James Vandyken,  3388 Busch Drive SW,  Grandville,
         Michigan  49418-1095  which owned  61,010.168  Class N shares  (representing  16.10% of the Class N shares then outstanding);

         RPSS TR,  Marcotte  Ford  Sales  Inc.  401k  Plan,  Attn.:  Mary  McDonald,  1025  Main  Street,  Holyoke,
         Massachusetts  01040-5343 which owned 33,245.527 Class N shares  (representing 8.77% of the Class N shares then outstanding);

         Reliance Trust Co. Cust.,  FBO  Independent GRP Home,  Living Program Ret. Plan, P.O. Box 48449,  Atlanta,
         Georgia  30362-1449 which owned 33,245.061 Class N shares  (representing  8.76% of the Class N shares then outstanding);

         RPSS TR, Compass Medical PC, 401k/PSP,  Attn.:  Laura Sebastyn,  500 Belmont Street,  Suite 150, Brockton,
         Massachusetts  02301-4953 which owned 29,337,704 Class N shares  (representing 7.74% of the Class N shares then outstanding);

         RPSS TR Rollover IRA, FBO John B. Schamel,  P.O. Box 250,  Chemung,  NY 14825 which owned 19,520.133 Class
         N shares (representing 5.15% of the Class N shares then outstanding);

         Massachusetts  Mutual Life Insurance Co., Separate Investment Account,  Attn.: Monica Margeson N-328, 1295
         State  Street,   Springfield,   Massachusetts   01111-0001  which  owned   4,205,577.135  Class  Y  shares
         (representing 88.27% of the Class Y shares then outstanding);

         Persumma Financial Services,  Massachusetts Mutual Financial Group, 1295 State Street #N328,  Springfield,
         Massachusetts  01111-0001  which  owned  370,269.541  Class Y shares  (representing  7.77% of the  Class Y shares then outstanding).

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would compete  with or take  advantage  of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with knowledge of the  investments  and  investment  intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference  Room in  Washington,  D.C. You
can  obtain  information  about  the  hours  of  operation  of the  Public  Reference  Room by  calling  the SEC at
1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's
EDGAR database at the SEC's Internet web site at  WWW.SEC.GOV.  Copies may be obtained,  after paying a duplicating
                                                  -----------
fee,  by  electronic  request at the  following  e-mail  address:  PUBLICINFO@SEC.GOV.,  or by writing to the SEC's
                                                                   -------------------
Public Reference Section, Washington, D.C.  20549-0102.

      |X| The Investment  Advisory  Agreement.  The Manager provides  investment  advisory and management  services to the Fund  under an  investment  advisory  agreement  between  the  Manager  and the Fund.  The  Manager  selects securities for the Fund's  portfolio and handles its day-to-day  business.  The portfolio  managers of the Fund are employed by the Manager and are the persons who are principally  responsible  for the day-to-day  management of the
Fund's  portfolio.  Other  members of the  Manager's  Equity and  Fixed-Income  Portfolio  Departments  provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space, facilities  and  equipment.  It  also  requires  the  Manager  to  provide  and  supervise  the  activities  of all
administrative  and  clerical  personnel  required  to  provide  effective   administration  for  the  Fund.  Those
responsibilities  include  the  compilation  and  maintenance  of  records  with  respect  to its  operations,  the preparation and filing of specified  reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly  assumed by the Manager  under the advisory  agreement.  The advisory agreement lists examples of expenses paid by the Fund. The major categories  relate to interest,  taxes,  brokerage commissions,  fees to certain  Directors,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain printing and registration costs and non-recurring  expenses,  including  litigation costs.
The  management  fees paid by the Fund to the Manager are  calculated  at the rates  described  in the  Prospectus, which are applied to the assets of the Fund as a whole.

---------------------------------------- ---------------------------------------------------------------------------
       Fiscal Year ended 12/31:                        Management Fees Paid to OppenheimerFunds, Inc.
---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------
                 1999                                                   $21,073,662
---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------

                 2000                                                   $23,262,457

---------------------------------------- ---------------------------------------------------------------------------
---------------------------------------- ---------------------------------------------------------------------------
                 2001                                                   $19,035,604
---------------------------------------- ---------------------------------------------------------------------------

         The  investment  advisory  agreement  states that  provided  the  Manager  acted with due care and in good faith, and in the absence of willful  misfeasance,  bad faith, gross negligence in the performance of its duties or reckless  disregard of its  obligations  and duties under the  investment  advisory  agreement,  the Manager is not liable for any loss the Fund  sustains for any  investment,  adoption of any  investment  policy,  or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use  the  name  "Oppenheimer"  in  connection  with  other  investment  companies  for  which  it may act as investment  advisor or general  distributor.  If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Directors, including a majority of the Independent Directors, is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Directors, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In  arriving  at a  decision,  the Board did not  single out any one factor or group of factors as being more important than other factors,  but  considered all factors  together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory  agreement  is to arrange  the  portfolio  transactions  for the Fund.  The  advisory  agreement  contains provisions  relating to the employment of broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ  broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain,  at reasonable  expense, the "best execution" of the Fund's  portfolio  transactions.  Best execution"  means prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  commission bidding.  However, it is expected to be aware of the current rates of eligible  brokers and to minimize the  commissions  paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

         Under the investment  advisory  agreement,  the Manager may select brokers  (other than  affiliates)  that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  commission is fair and reasonable in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting brokers for the
Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the investment  advisory  agreement and the  procedures and rules  described  above.  Generally,  the
Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's portfolio managers.
In certain  instances,  portfolio  managers may directly place trades and allocate  brokerage.  In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions  in  securities  other than those for which an exchange is the primary  market are  generally done with  principals or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S.
markets.  Brokerage  commissions  are  paid  primarily  for  transactions  in  listed  securities  or  for  certain fixed-income  agency  transactions in the secondary  market.  Otherwise  brokerage  commissions are paid only if it appears  likely that a better price or execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily  uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option relates.

         Other funds  advised by the Manager have  investment  policies  similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which could affect the supply and price of the securities.  If two or more funds advised by the Manager  purchase the same security on the same day from the same  dealer,  the  transactions  under  those  combined  orders  are  averaged  as to price  and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt  obligations are principal  transactions at net prices.  Instead of using a broker for those  transactions,  the Fund normally  deals  directly  with the selling or purchasing  principal or market maker unless the  Manager  determines  that a better  price or  execution  can be  obtained  by using the  services  of a broker.  Purchases  of portfolio  securities  from  underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory agreement permits the Manager to allocate  brokerage for research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment  research services include  information and analysis on particular  companies and industries as well  as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.  If a research service also assists the
Manager  in a  non-research  capacity  (such as  bookkeeping  or other  administrative  functions),  then  only the percentage or component that provides  assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

         The Board of Directors  permits the Manager to use stated  commissions  on secondary  fixed-income  agency trades to obtain  research  if the broker  represents  to the  Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency  basis at the stated  commission, and (iii) the trade is not a riskless  principal  transaction.  The Board of  Directors  permits the Manager to use concessions  on  fixed-price  offerings  to  obtain  research,  in the  same  manner  as is  permitted  for  agency transactions.

         The research  services  provided by brokers  broaden the scope and supplement  the research  activities of the Manager.  That research provides  additional views and comparisons for consideration,  and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides  information  to the Board about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------- ---------------------------------------------------------------------------
       Fiscal Year Ended 12/31:                       Total Brokerage Commissions Paid by the Fund1
--------------------------------------- ---------------------------------------------------------------------------
--------------------------------------- ---------------------------------------------------------------------------
                 1999                                                   $2,635,816
--------------------------------------- ---------------------------------------------------------------------------
--------------------------------------- ---------------------------------------------------------------------------

                 2000                                                   $5,706,728

--------------------------------------- ---------------------------------------------------------------------------
--------------------------------------- ---------------------------------------------------------------------------
                 2001                                                  $10,980,2762
--------------------------------------- ---------------------------------------------------------------------------

1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
During the fiscal year ended  12/31/01,  the amount of transactions  directed to brokers for research  services was
     $1,791,062,389 and the amount of the commissions paid to broker-dealers for those services was $2,626,376.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter  in the  continuous  public  offering of the  different  classes of shares of the Fund.  The
Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those  furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------- ------------------ ------------------
 Fiscal Year       Aggregate           Class A
                Front-End Sales    Front-End Sales
               Charges on Class   Charges Retained
Ended 12/31:       A Shares        by Distributor
-------------- ------------------ ------------------
-------------- ------------------ ------------------
    1999          $3,586,666         $1,235,6531
-------------- ------------------ ------------------
-------------- ------------------ ------------------

    2000          $4,165,200         $1,462,3801

-------------- ------------------ ------------------
-------------- ------------------ ------------------
    2001          $2,368,023          $814,8641
-------------- ------------------ ------------------
1.       Included amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

-------------- ------------------- -------------------- ------------------- -------------------
 Fiscal Year     Concessions on      Concessions on       Concessions on      Concessions on
                 Class A Shares      Class B Shares       Class C Shares      Class N Shares
                  Advanced by          Advanced by         Advanced by         Advanced by
Ended 12/31:      Distributor1        Distributor1         Distributor1        Distributor1
-------------- ------------------- -------------------- ------------------- -------------------
-------------- ------------------- -------------------- ------------------- -------------------
    1999            $101,858           $4,474,217            $223,694              N/A
-------------- ------------------- -------------------- ------------------- -------------------
-------------- ------------------- -------------------- ------------------- -------------------
    2000            $230,496           $5,467,394            $415,565              N/A
-------------- ------------------- -------------------- ------------------- -------------------
-------------- ------------------- -------------------- ------------------- -------------------
    2001            $135,377           $2,511,141            $165,947            $13,8552
-------------- ------------------- -------------------- ------------------- -------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

--------------- ----------------------- ----------------------- ------------------------ -----------------------
Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent       Class N Contingent
                Deferred Sales          Deferred Sales                                   Deferred Sales
Ended 12/31     Charges Retained by     Charges Retained by     Deferred Sales Charges   Charges Retained by
                Distributor             Distributor             Retained by Distributor  Distributor
--------------- ----------------------- ----------------------- ------------------------ -----------------------
--------------- ----------------------- ----------------------- ------------------------ -----------------------
     2001              $18,737                $1,087,714                $31,088                    $0
--------------- ----------------------- ----------------------- ------------------------ -----------------------

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for Class A shares and  Distribution  and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in  connection  with  the distribution and/or servicing of the shares of the particular class.

         Each plan has been approved by a vote of the Board of Directors,  including a majority of the  Independent
Directors9, cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans,  the  Manager  and the  Distributor  may make  payments  from time to time from their own resources  to  brokers,  dealers  or  other  financial  institutions  including  affiliates  for  distribution  and administrative  services they perform,  at no direct cost to the Fund to make those  payments.  The Manager may use its profits from the advisory fee it receives  from the Fund. In their sole  discretion,  the  Distributor  and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's  Board of  Directors  and its  Independent  Directors  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be terminated at any time by the vote of a majority of the  Independent  Directors or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board of Directors and the  Independent  Directors must approve all material  amendments to a plan. An amendment to increase  materially  the amount of payments to be made under a plan must be approved by  shareholders of the class  affected by the  amendment.  Because  Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed material  amendment to the Class A plan that would  materially  increase  payments  under the plan.  That  approval must be by a "majority" (as defined in the Investment  Company Act) of the shares of each class,  voting separately by class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Board of  Directors  at least  quarterly  for its review.  The Reports  shall detail the amount of all payments  made under a plan and the  purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the Independent Directors.

         Each plan states that while it is in effect,  the selection and nomination of those  Directors of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the  Independent  Directors.  This does not prevent the  involvement of others in the selection and  nomination  process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

         Under the  plans  for a class,  no  payment  will be made to any  recipient  in any  quarter  in which the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does not  exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent
Directors.  The Board of Directors has set no minimum amount of assets to qualify for payments  under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently uses the fees it  receives  from the Fund to pay  brokers,  dealers and other  financial  institutions  (they are  referred to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other  services  at the  request of the Fund or the  Distributor.  While the plan  permits  the Board to  authorize payments to the  Distributor  to reimburse  itself for services  under the plan, the Board has not yet done so. The
Distributor  makes  payments to plan  recipients  quarterly  at an annual  rate not to exceed  0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended  December 31, 2001 payments  under the Class A Plan totaled  $5,874,198,  all of which was paid by the Distributor to recipients.  That included  $463,144 paid to an affiliate of the Distributor's parent  company.  Any  unreimbursed  expenses the  Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The  Distributor  may not use payments  received  under the Class A
Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B,  Class C and Class N Service  and  Distribution  Plan  Fees.  Under the Class B,  Class C and
Class N plans,  service fees and distribution  fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day during the  period.  Each plan provides  for the  Distributor  to be  compensated  at a flat  rate for its  services,  whether  the  Distributor's distribution  expenses  are more or less than the amounts  paid by the Fund under the plan for the period for which the fee is paid.  The types of services  that  recipients  provide for the service fee are similar to the  services provided under the Class A service plan, described above.

         The Class B,  Class C and Class N Plans  permit  the  Distributor  to retain  both the  asset-based  sales charges and the  service  fees or to pay  recipients  the service  fee on a  quarterly  basis,  without  payment in advance.  However, the Distributor  currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  After the first year shares are  outstanding,  the Distributor  makes service fee  payments  quarterly  on those  shares.  The advance  payment is based on the net asset  value of shares  sold.
Shares  purchased by exchange do not qualify for the advance  service fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

         The asset  based  sales  charge and service  fees  increase  Class B and Class C expenses by 1.00% and the asset-based  sales  charge and service fees  increases  Class N expenses by 0.50% of the net assets per year of the respective class.

         The  Distributor  retains the  asset-based  sales  charge on Class B and Class N shares.  The  Distributor retains the asset-based  sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing  commission to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C or Class N service  fee and the  asset-based  sales  charge on Class C shares to the  dealer  quarterly  in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The
Fund pays the  asset-based  sales charges to the Distributor  for its services  rendered in  distributing  Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o        pays sales  commissions  to  authorized  brokers  and  dealers at the time of sale and pays  service  fees as described above,
o        may make  payment  of sales  commissions  and/or the  advance of the  service  fee  payment to  recipients under the plans,  or may  provide  such  financing  from its own  resources  or from the  resources  of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the  costs of sales  literature,  advertising  and  prospectuses  (other  than  those  furnished  to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

              When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the
     Distributor is automatically designated as the broker-dealer of record.  In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      The  Distributor's  actual  expenses  in  selling  Class B,  Class C and Class N shares  may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B, Class C or Class N plan is terminated by the Fund,  the Board of Directors may allow the Fund to  continue  payments of the  asset-based  sales  charge to the  Distributor  for  distributing shares  before the plan was  terminated.  All payments  under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National  Association of Securities  Dealers,  Inc. on payments of asset-based sales charges and service fees.

----------------------------------------------------------------------------------------------------------------------

                        Distribution Fees Paid to the Distributor for the Year Ended 12/31/01

----------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class:                 Total Payments      Amount Retained by      Distributor's Aggregate         Distributor's
                                                                                               Unreimbursed Expenses
                                                                    Unreimbursed Expenses      as % of Net Assets of
                         Under Plan            Distributor               Under Plan                    Class
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------

Class B Plan             $6,589,597            $5,178,7261               $4,175,971                    0.73%

------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------

Class C Plan              $981,520              $273,8002                $1,407,235                    1.56%

------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class N Plan               $2,468                $2,448                    $28,936                     2.12%
------------------- --------------------- ---------------------- ---------------------------- ------------------------

1.       Includes $113,989 paid to and affiliate of the Distributor's parent company.
2.       Includes $38,861 paid to and affiliate of the Distributor's parent company.

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment performance.  Those terms include  "cumulative  total return," "average annual total return," "average annual total return at net asset  value"  and  "total  return at net asset  value."  An  explanation  of how total  returns  are calculated  is set forth below.  The charts below show the Fund's  performance  as of the Fund's most recent fiscal year end. You can obtain current  performance  information by calling the Fund's  Transfer Agent at  1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1-, 5- and 10-year  periods  (or the life of the class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:

         |_|  Total returns  measure the  performance  of a hypothetical  account in the Fund over various  periods and do not show the performance of each shareholder's  account.  Your account's performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period,  or you bought  your shares at a different  time and price than the shares used in the model.
         |_|  An investment in the Fund is not insured by the FDIC or any other government agency.
|_|      The Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  and  capital  gains distributions.
|_|      The  principal  value of the  Fund's  shares  and total  returns  are not  guaranteed  and  normally  will fluctuate on a daily basis.
         |_|      When an  investor's  shares are  redeemed,  they may be worth  more or less than  their  original cost.
|_|      Total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns  of each  class of  shares of the Fund are  affected  by  market  conditions,  the  quality  of the  Fund's investments,  the  maturity  of debt  investments,  the types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

         |X| Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the  Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However,  average annual total returns do not show actual year-by-year  performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In  calculating  total  returns  for Class A  shares,  the  current  maximum  sales  charge of 5.75% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the  second  year,  3.0% in the third and fourth  years,  2.0% in the fifth  year,  1.0% in the sixth year and none thereafter.  For Class C shares,  the 1%  contingent  deferred  sales charge is deducted for returns for the 1-year period.  For  Class  N  shares,  the  1%  contingent  deferred  sales  charge  is  deducted  for  returns  for  the life-of-class periods as applicable.  There is no sales charge on Class Y shares.

         |_| Average  Annual Total Return.  The "average  annual total  return" of each class is an average  annual compounded  rate of return  for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n" in the  formula)  to achieve an Ending  Redeemable  Value  ("ERV" in the  formula)  of that  investment, according to the following formula:

                                                 ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                                                ------
                                                  P

         |_| Cumulative Total Return.  The "cumulative  total return"  calculation  measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same  factors as average  annual  total  return,  but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

                                                 ERV - P = TOTAL RETURN
                                                ---------
                                                    P

                  |_| Total  Returns at Net Asset  Value.  From time to time the Fund may also  quote a  cumulative or an average  annual total return "at net asset value"  (without  deducting  sales  charges) for Class A, Class B,
Class C or Class N  shares.  There is no sales  charge on Class Y shares.  Each is based on the  difference  in net asset value per share at the  beginning  and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred  sales charges) and takes into  consideration  the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 12/31/01
---------------------------------------------------------------------------------------------------------------------
--------------- ------------------------ ----------------------------------------------------------------------------
Class       of     Cumulative Total                             Average Annual Total Returns
                 Returns (10 years or
Shares              Life of Class)
--------------- ------------------------ ----------------------------------------------------------------------------
--------------- ------------------------ ------------------------- ------------------------ -------------------------
                                                  1-Year                   5-Year                   10-Year
                                                                     (or life-of-class)        (or life-of-class)
--------------- ------------------------ ------------------------- ------------------------ -------------------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
                   After     Without        After       Without    After         Without       After       Without
                   Sales     Sales          Sales        Sales     Sales          Sales        Sales        Sales
                  Charge       Charge      Charge       Charge       Charge      Charge       Charge       Charge
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class A         185.75%1     203.18%1    -15.58%      -10.43%      7.79%       9.08%        11.07%1      11.73%1
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class B         139.67%2     139.67%2    -15.57%      -11.15%      7.89%       8.18%        10.62%2      10.62%2
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class C         91.22%3      91.22%3     -12.12%      -11.24%      8.17%       8.17%        10.77%3      10.77%3
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class N         -8.45%4      -7.54%4     N/A          N/A          N/A         N/A          N/A          N/A
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
Class Y         134.98%5     134.98%5    -10.29%      -10.29%      9.22%       9.22%        11.92%5      11.92%5
--------------- ------------ ----------- ------------ ------------ ----------- ------------ ------------ ------------
1. Inception of Class A:   10/2/47.
2. Inception of Class B:   5/3/93.
3. Inception of Class C:   8/29/95.
4. Inception of Class N:   3/1/01.
5. Inception of Class Y:   6/1/94.
---------------------------------------------------------------------------------------------------------------------

Other Performance  Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.
Examples of these performance comparisons are set forth below.

         |X| Lipper  Rankings. From time to time the Fund may publish the ranking of the performance of its classes of its shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based in catergories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories

|X|  Morningstar  Ratings and Rankings. From time to time the fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment catorgories: domestic stock funds, internatinal stock funds, taxable bond funds and municipal bond funds.
The Fund is included in the domestic stock funds catergory.

Morningstar  proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day
U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the 22.5% receive 4 stars, the next 35% receive 3 stars, the 22.5%
receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-,five- and ten-year (if applicable) Morningstar Rating metrics.

         The Fund may also compare its total return  ranking to that of other funds in its  Morningstar  category,  in addition to its star rating.  Those total  return  rankings are  percentages  from one percent to one hundred  percent and are not  risk-adjusted.  For  example,  if a fund is in the 94th  percentile,  that means that 94% of the funds in the same category performed better than it did.

         |X|  Performance  Rankings and  Comparisons  by Other Entities and  Publications.  From time to time the Fund may include in its  advertisements  and sales literature  performance  information  about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That
information  may  include  performance  quotations  from  other  sources,   including  Lipper  and  Morningstar.   The
performance of the Fund's chlasses of shres may be compared in publications to the performance of various market indices or other investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income
investments  available  from  banks  and  thrift  institutions.   Those  include  certificates  of  deposit,  ordinary
interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate  daily,  while bank depository  obligations may be insured by the FDIC and may provide  fixed rates of return.  Repayment of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

         From time to time,  the Fund may publish  rankings or ratings of the  Manager or Transfer  Agent,  and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons  of their  services to those  provided by other  mutual fund  families  selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time,  the Fund may  include  in its  advertisements  and  sales  literature  the  total  return performance of a hypothetical  investment  account that includes shares of the fund and other  Oppenheimer  funds. The combined  account may be part of an illustration of an asset  allocation  model or similar  presentation.  The account performance  may combine total return  performance of the fund and the total return  performance of other  Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include,  for illustrative or comparative  purposes,  statistical data or other  information about general or specific market and economic conditions. That may include, for example,

o    information  about the  performance  of  certain  securities  or  commodities  markets or  segments  of those markets,
o    information about the performance of the economies of particular countries or regions,
o    the  earnings of  companies  included in segments of  particular  industries,  sectors,  securities  markets, countries or regions,
o    the availability of different types of securities or offerings of securities,
o    information  relating  to the  gross  national  or gross  domestic  product  of the  United  States  or other countries or regions,
o    comparisons of various market sectors or indices to demonstrate  performance,  risk, or other characteristics of the Fund.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

         Additional  information  is  presented  below about the  methods  that can be used to buy shares of the Fund.
Appendix C contains  more  information  about the  special  sales  charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased  with the proceeds of ACH  transfers on the business day the Fund receives  Federal  Funds for the purchase  through the ACH system before the close of The
New York Stock  Exchange.  The  Exchange  normally  closes at 4:00 P.M.,  but may close  earlier on certain  days.  If
Federal  Funds are  received  on a business  day after the close of the  Exchange,  the shares will be  purchased  and dividends  will  begin to accrue on the next  regular  business  day.  The  proceeds  of ACH  transfers  are  normally received by the Fund 3 days after the transfers are initiated.  The  Distributor  and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charege rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this  Statement  of  Additional  Information  because the  Distributor or dealer or broker  incurs  little or no selling expenses.

Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

o    Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b)
     plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o    Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o    Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering  price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

|X|  The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

---------------------------------------------------------------------------------------------------------------------
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Real Estate Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Special Value Fund
Oppenheimer Global Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Small Cap Fund                        OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                       OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                          OSM1 - Salomon Brothers Capital Fund
     and the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances  described in this Statement of Additional  Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

         |X| Letters of Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds  during a 13-month  period,  you can reduce the sales  charge rate that applies to your purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the Class
A shares  purchased  during  that  period.  You can  include  purchases  made up to 90 days  before the date of the
Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds)  during a 13-month  period
(the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified  in the Letter.  Purchases  made by  reinvestment  of  dividends or  distributions  of capital  gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the Application  used for a Letter of Intent.  If those  terms are  amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the commissions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  commissions  allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases.  The excess  commissions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares  of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan  by the  end of the  Letter  of  Intent  period,  there  will  be no  adjustment  of  commissions  paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

         |_|  Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial  purchase  (or  subsequent  purchases  if  necessary)  made  pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum  investment  specified under the Letter is completed  within the  thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the  thirteen-month  Letter of Intent  period  the total  purchases  pursuant  to the
Letter  are less than the  intended  purchase  amount  specified  in the  Letter,  the  investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary  to  realize  such  difference  in sales  charges.  Full  and  fractional  shares  remaining  after  such redemption will be released from escrow.

         If a request is received to redeem escrowed  shares prior to the payment of such additional  sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter,  the investor  irrevocably  constitutes  and  appoints  the Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The  shares  eligible  for  purchase  under the Letter  (or the  holding  of which may be  counted  toward completion of a Letter) include:

(a)      Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
         Oppenheimer  funds that were acquired  subject to a Class A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were  acquired  subject to a contingent deferred sales charge.

         6.   Shares held in escrow  hereunder will  automatically be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described in the  Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder
Plans may not be used to buy shares for OppenheimerFunds  employer-sponsored  qualified retirement accounts.  Asset
Builder  Plans also enable  shareholders  of  Oppenheimer  Cash  Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally  the debit  will be made two  business  days  prior to the  investment  dates you selected in your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change  the amount of your Asset  Builder  payment or you can  terminate  these automatic  investments  at any time by writing to the  Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  10 days) after receipt of your  instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of  retirement  plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix C to this  Statement of Additional  Information.
Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained  on a daily  valuation  basis by Merrill  Lynch  Pierce  Fenner & Smith,  Inc.  ("Merrill  Lynch") or an
independent  record keeper that has a contract or special  arrangement  with Merrill Lynch. If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service  agreement  the plan has less than $3 million in assets
(other than assets  invested in money market funds)  invested in applicable  investments,  then the retirement plan may purchase only Class B shares of the  Oppenheimer  funds.  Any retirement  plans in that category that currently invest in Class B shares of the Fund will have their  Class B shares  converted  to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B, Class C or Class N shares  and the  dividends  payable  on Class B,  Class C or Class N shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses include the asset-based  sales charges to which Class B, Class C and Class N shares are subject.

         The  availability  of different  classes of shares  permits an investor to choose the method of purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial  sales charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate  the  Distributor  and brokers,  dealers and  financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive  different  levels of  compensation  for selling one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X|  Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.  Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the
Internal  Revenue  Service,  the conversion of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws  should  change,  the automatic  conversion feature may be suspended.  In that event, no further conversions of Class B share would occur while that  suspension  remained in effect.  Although  Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition  of a sales charge or fee,  such exchange  could  constitute a taxable event for the  shareholder,  and absent such  exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
                  recordkeeper or the plan sponsor for which has entered into a special agreement with the
                  Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
                  Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

              The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian bank fees,  Directors' fees,  transfer agency fees,  legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to unaffiliated  Directors,  custodian bank expenses,  share issuance costs,  organization  and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees,  transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00 P.M.,  New York time,  but may close  earlier on some other days (for example,  in case of weather  emergencies  or on days falling  before a U.S.
holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the
Exchange is closed  (including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset  values will not be  calculated  on those days,  the Fund's net asset  values per share may be significantly  affected on such days when  shareholders  may not purchase or redeem shares.  Additionally,  trading on European and Asian stock exchanges and  over-the-counter  markets  normally is completed before the close of The
New York Stock Exchange.

Changes in the values of securities  traded on foreign  exchanges or markets as a result of events that occur after the prices of those  securities are determined,  but before the close of The New York Stock  Exchange,  will not be reflected in the Fund's  calculation of its net asset values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the security.  If such  determination  is made, the Manager, acting  through an  internal  valuation  committee  will  establish  a  valuation  for such  security.  Some of the securities the Fund buys may not have readily  available  market  quotations.  For these  securities,  the Board of
Directors  has  authorized  the  Manager's  valuation  committee  to  establish  values  for  them.  All  valuation determinations by the valuation  committee are subject to the approval,  ratification and confirmation by the Board at its next ensuing meeting.

         |X|  Securities  Valuation.  The Fund's Board of Directors has  established  procedures  for the valuation of the Fund's securities. In general those procedures are as follows:

|_|      Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:

(1)      if last sale  information  is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price  preceding the  valuation  date if it is within the spread of the closing "bid" and "asked"
                  prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.

         |_|  Equity  securities  traded  on a  foreign  securities  exchange  generally  are  valued in one of the following ways:

(1)      at the last sale price available to the pricing service approved by the Board of Directors, or
(2)      at the last sale price  obtained by the  Manager  from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean  between  the "bid" and  "asked"  prices  obtained  from the  principal  exchange on which the security  is  traded  or, on the  basis of  reasonable  inquiry,  from two  market  makers in the security.

         |_| Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices  determined by a portfolio  pricing service  approved by the Fund's Board of Directors or obtained by the Manager from two active  market  makers in the security on the basis of  reasonable inquiry.

         |_| The following  securities  are valued at the mean between the "bid" and "asked"  prices  determined by a pricing  service  approved by the Fund's Board of  Directors  or obtained by the Manager  from two active  market makers in the security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when  issued and have a  remaining  maturity of more than 60 days, and
(3)      non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
         |_| The following  securities are valued at cost,  adjusted for  amortization of premiums and accretion of discounts:

(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         |_| If the  Manager is unable to locate two  market  makers  willing  to give  quotes,  a security  may be priced at the mean  between the "bid" and  "asked"  prices  provided  by a single  active  market  maker  (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not  generally  available,  the  Manager  may use  pricing services  approved by the Board of Directors.  The pricing  service may use "matrix"  comparisons to the prices for comparable  instruments on the basis of quality,  yield and maturity.  Other special  factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value  foreign  currency,  including  forward  contracts,  and to  convert  to U.S.  dollars  securities  that  are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the  principal  exchange on which they are traded or on Nasdaq,  as applicable,  as determined by a pricing  service  approved by the Board of Directors or by the  Manager.  If there  were no sales  that day,  they  shall be valued  at the last sale  price on the  preceding trading day if it is within the spread of the  closing  "bid" and "asked"  prices on the  principal  exchange or on
Nasdaq on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active  market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put  written  by the  Fund  expires,  the  Fund  has a gain in the  amount  of the premium.  If the Fund  enters  into a  closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.
How to Sell Shares

         The  information  below  supplements  the terms  and  conditions  for  redeeming  shares  set forth in the
Prospectus.

Reinvestment  Privilege.  Within  six  months  of a  redemption,  a  shareholder  may  reinvest  all or part of the redemption proceeds of:

         |_|  Class A shares  purchased  subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

         |_|  Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order.  The  shareholder  must  ask the  Transfer  Agent  for that  privilege  at the  time of  reinvestment.  This privilege  does not apply to Class C,  Class N or Class Y shares.  The Fund may amend,  suspend  or cease  offering this  reinvestment  privilege at any time as to shares  redeemed  after the date of such  amendment,  suspension or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing and  amount of the  reinvestment.  Under the
Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the  Oppenheimer  funds  within 90 days of  payment  of the sales  charge,  the shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales  charge paid. That would reduce the loss or increase the gain recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.  However,  under certain  circumstances,  the Board of Directors of the Fund may  determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the Fund may pay the  redemption  proceeds  in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions  in kind using the same method the Fund uses to value its  portfolio  securities  described  above under  "Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Directors has the right to cause the  involuntary  redemption of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $500 or such  lesser amount as the Board may fix.  The Board will not cause the  involuntary  redemption  of shares in an account if the aggregate  net asset  value of such  shares  has  fallen  below  the  stated  minimum  solely as a result of market fluctuations.  If the Board  exercises this right, it may also fix the  requirements  for any notice to be given to the  shareholders  in  question  (not less than 30 days).  The Board may  alternatively  set  requirements  for the shareholder  to  increase  the  investment,  or set other  terms and  conditions  so that the  shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the transferee shareholder  had  acquired  the  transferred  shares in the same  manner  and at the same time as the  transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending  Redemption  Proceeds by Wire. The wire of redemption  proceeds may be delayed if the Fund's custodian bank is not open for  business on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's next  regular  business day  following  the  redemption.  In those  circumstances,  the wire will not be transmitted  until the next bank  business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial   plans,   401(k)   plans  or  pension  or   profit-sharing   plans  should  be  addressed  to  "Trustee,
OppenheimerFunds  Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional Information.  The request must

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed  persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions  from  pension  and profit  sharing  plans are  subject to  special  requirements  under the
Internal  Revenue Code and certain  documents  (available  from the Transfer Agent) must be completed and submitted to the Transfer Agent before the  distribution  may be made.  Distributions  from  retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS Form W-4P  (available from the Transfer Agent)
must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.
Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal
Revenue Code requires thattax be withheld  from any  distribution  even if the  shareholder  elects not to have tax withheld.
The Fund,  the Manager,  the  Distributor,  and the Transfer Agent assume no  responsibility  to determine  whether a distribution satisfies the  conditions  of applicable  tax laws and will not be  responsible  for any tax penalties  assessed in connection with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis  under an  Automatic  Withdrawal  Plan.  Shares  will be  redeemed  three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500  per month may be  requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required  minimum  distributions  from  OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account  Application.  If a contingent  deferred sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A share  purchases,  shareholders  should not make  regular  additional  Class A share  purchases while  participating  in an  Automatic  Withdrawal  Plan.  Class B,  Class C and Class N  shareholders  should  not establish automatic  withdrawal plans,  because of the potential imposition of the contingent deferred sales charge on such  withdrawals  (except where the Class B, Class C or Class N contingent  deferred  sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic   Exchange   Plans.   Shareholders   can  authorize  the  Transfer   Agent  to  exchange  a
pre-determined  amount  of  shares  of the  Fund  for  shares  (of the  same  class)  of  other  Oppenheimer  funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount  that  may be  exchanged  to each  other  fund  account  is $25.  Instructions  should  be  provided  on the
OppenheimerFunds  Application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the Prospectus and below in this Statement of Additional Information.

         |X|  Automatic   Withdrawal  Plans.  Fund  shares  will  be  redeemed  as  necessary  to  meet  withdrawal payments.  Shares  acquired  without a sales  charge  will be  redeemed  first.  Shares  acquired  with  reinvested dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the  extent  necessary  to make  withdrawal  payments.  Depending  upon the  amount  withdrawn,  the  investor's principal  may be depleted.  Payments  made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset  value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the Planholder.

         The  Planholder  may  terminate  a Plan at any time by writing to the  Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a Plan by the Transfer  Agent or the Fund,  shares that have not been  redeemed  will be held in  uncertificated form in the name of the Planholder.  The account will continue as a  dividend-reinvestment,  uncertificated account unless and until  proper  instructions  are received  from the  Planholder,  his or her  executor or  guardian,  or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at
1.800.525.7048.

o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market
     Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust,
     Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund,
     L.P., which only offer Class A shares.

o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
     401(k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.

o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other
     Oppenheimer funds.

o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
     Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
     acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
     Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
     Fund.

o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
     Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.  Shares of Oppenheimer Senior
     Floating Rate Fund may only be sold or exchanged in a quarterly repurchase offer.  If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class
     A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of
     Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
     Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        Class o  A, Class B, Class C, Class N and Class Y Shares of Oppenheimer Select Managers Mercury Advisors
     S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the Manager or its  subsidiaries)  redeemed  within the 30 days prior to that  purchase may  subsequently  be exchanged  for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or  contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer  must  notify  the  Distributor  of  eligibility  for this  privilege  at the time the shares of
Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be required to provide 60 days notice prior to  materially  amending or  terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred  sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A contingent  deferred  sales charge are  redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within 6 years  of the  initial  purchase  of the  exchanged  Class B  shares.  The  Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged  Class C shares.  The Class N contingent  deferred sales charge is imposed on Class N shares  acquired by exchange if they are  redeemed  within  eighteen  (18) months of the initial purchase of the exchanged Class N shares.

         When Class B, Class C or Class N shares are redeemed to effect an exchange,  the  priorities  described in
"How To Buy Shares" in the  Prospectus  for the  imposition  of the Class B, the Class C or the Class N  contingent deferred  sales  charge  will be  followed  in  determining  the order in which the  shares are  exchanged.  Before exchanging  shares,  shareholders  should take into  account how the exchange  may affect any  contingent  deferred sales charge that might be imposed in the subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one Class must specify which class of shares they wish to exchange.

         |X| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         |X|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the fund to which  the  exchange  is to be  made.  Otherwise,  the  investors  must  obtain a
Prospectus  of that fund before the  exchange  request may be  submitted.  If all  telephone  lines are busy (which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  For full or partial  exchanges of an account made by  telephone,  any special  account  features  such as
Asset Builder Plans and Automatic  Withdrawal  Plans will be switched to the new account  unless the Transfer Agent is  instructed  otherwise.  When you  exchange  some or all of your shares  from one fund to  another,  any special account  feature  such as an Asset  Builder  Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account unless you tell the Transfer Agent no to do so.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not  tendered  with  the  request.  In  those  cases,  only  the  shares  available  for  exchange  without restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks. A shareholder  should assure that the fund selected is appropriate  for his or her investment and should be aware of the tax  consequences  of an exchange.  For federal  income tax purposes,  an exchange  transaction  is treated  as a  redemption  of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
above,  discusses some of the tax  consequences  of reinvestment  of redemption  proceeds in such cases.  The Fund, the Distributor,  and the Transfer Agent are unable to provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund does not attempt to pay dividends at a fixed dividend rate for any class of shares.  There can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and distributions  paid by a class of shares will vary from time to time depending on market  conditions, the composition of the Fund's portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are  calculated  in the same  manner,  at the same time,  and on the same day for each  class of  shares.  However, dividends  on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.  That is  because  of the effect of the  asset-based  sales  charge on Class B, Class C and Class N shares.
Those  dividends  will also differ in amount as a  consequence  of any  difference  in the net asset  values of the different classes of shares.

         Dividends,  distributions and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the U.S.  Postal  Service as  undeliverable  will be invested in shares of Oppenheimer  Money
Market  Fund,  Inc.  Reinvestment  will be made as  promptly  as  possible  after the return of such  checks to the
Transfer  Agent,  to enable the  investor to earn a return on  otherwise  idle  funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to  shareholders  or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions  and  Redemptions  of Shares.  The federal tax treatment of the
Fund's dividends and capital gains  distributions is briefly  highlighted in the Prospectus.  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the  Prospectus and this Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect. State and local tax treatment of ordinary  income  dividends and capital gain  dividends from  regulated  investment  companies may differ from the treatment under the Internal  Revenue Code described below.  Potential  purchasers of shares of the
Fund are urged to consult  their tax advisers  with specific  reference to their own tax  circumstances  as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification  as a  Regulated  Investment  Company.  The Fund has elected to be taxed as a regulated investment  company  under  Subchapter  M of the  Internal  Revenue  Code  of  1986,  as  amended.  As a  regulated investment  company,  the Fund is not  subject to  federal  income tax on the  portion  of its  investment  company taxable  income (that is, taxable  interest,  dividends,  other taxable  ordinary  income net of expenses,  and net short-term  capital gain in excess of long-term  capital  loss) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital  losses) that it  distributes  to  shareholders.  That qualification  enables the Fund to "pass  through" its income and realized  capital gains to  shareholders  without having to pay tax on them.  This  avoids a "double  tax" on that  income  and  capital  gains,  since  shareholders normally  will be taxed on the  dividends  and capital  gains they receive from the Fund (unless  their Fund shares are held in a retirement  account or the  shareholder  is  otherwise  exempt from tax).  The Internal  Revenue Code contains a number of complex tests  relating to  qualification  that the Fund might not meet in a particular  year.
If it did not  qualify  as a  regulated  investment  company,  the Fund  would be treated  for tax  purposes  as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the
Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

              |X| Excise Tax on Regulated  Investment  Companies.  Under the Internal  Revenue Code, by December 31
each year, the Fund must  distribute 98% of its taxable  investment  income earned from January 1 through  December
31 of that year and 98% of its  capital  gains  realized in the period  from  November 1 of the prior year  through
October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.
It is  presently  anticipated  that the Fund will meet those  requirements.  To meet this  requirement,  in certain circumstances  the Fund might be required to liquidate  portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However,  the Board of Directors and the Manager might  determine in a particular year that it would  be in the best  interests  of  shareholders  for the  Fund  not to make  such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.
         Distributions  by the Fund will be  treated in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the form of  additional  shares will be treated as  receiving  a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X|  Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made  without  sales  charge  at the net  asset  value  per  share in  effect at the close of business on the payable date of the dividend or  distribution.  To elect this option,  the shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends and/or  distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the Transfer  Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian.  The Bank of New York is the  custodian  of the Fund's  assets.  The  custodian's  responsibilities include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and  from  the  Fund.  It  will be the  practice  of the  Fund  to deal  with  the  custodian  bank in a  manner uninfluenced  by any banking  relationship  the custodian  bank may have with the Manager and its  affiliates.  The
Fund's cash  balances  with the  custodian in excess of $100,000 are not  protected by Federal  deposit  insurance.
Those uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte  & Touche  LLP are the  independent  auditors  of the Fund.  They audit the Fund's financial  statements  and perform  other  related  audit  services.  They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER TOTAL RETURN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Total Return Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 2001, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
--------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 2002

                     34 OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS       December 31, 2001
-------------------------------------------------------------------------------

MARKET VALUE
                                                             SHARES     SEE NOTE 1
==================================================================================

 COMMON STOCKS--79.2%
----------------------------------------------------------------------------------
 BASIC MATERIALS--1.6%

----------------------------------------------------------------------------------
 METALS--0.4%
 ALCOA, Inc.                                                389,000   $ 13,828,950
----------------------------------------------------------------------------------
 PAPER--1.2%
 Sappi Ltd., Sponsored ADR(1)                             4,091,400     41,936,850
----------------------------------------------------------------------------------
 CAPITAL GOODS--16.5%
----------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--5.3%
 Boeing Co.                                                 319,700     12,397,966
----------------------------------------------------------------------------------
 Lockheed Martin Corp.                                    1,976,100     92,224,587
----------------------------------------------------------------------------------
 Raytheon Co.                                             2,328,700     75,612,889
                                                                      ------------
                                                                       180,235,442

----------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.7%
 Republic Services, Inc.(1)                               1,714,500     34,238,565
----------------------------------------------------------------------------------
 Waste Management, Inc.                                   1,755,200     56,008,432
                                                                      ------------
                                                                        90,246,997

----------------------------------------------------------------------------------
 MANUFACTURING--8.5%
 Caterpillar, Inc.                                        1,194,800     62,428,300
----------------------------------------------------------------------------------
 Titan Corp. (The)(1)                                     2,653,800     66,212,310
----------------------------------------------------------------------------------
 Tyco International Ltd.                                  2,700,000    159,030,000
                                                                      ------------
                                                                       287,670,610

----------------------------------------------------------------------------------
 COMMUNICATION SERVICES--5.0%

----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--4.0%
 AT&T Corp.                                               3,956,500     71,770,910
----------------------------------------------------------------------------------
 Qwest Communications International, Inc.                 2,081,400     29,410,182
----------------------------------------------------------------------------------
 Verizon Communications, Inc.                               717,000     34,028,820
                                                                      ------------
                                                                       135,209,912

----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--1.0%
 Leap Wireless International, Inc.(1)                       835,200     17,514,144
----------------------------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR                          622,579     15,987,829
                                                                      ------------
                                                                        33,501,973

----------------------------------------------------------------------------------
 CONSUMER CYCLICALS--8.1%
----------------------------------------------------------------------------------
 AUTOS & HOUSING--0.5%
 Delphi Automotive Systems Corp.                          1,300,000     17,758,000
----------------------------------------------------------------------------------
 CONSUMER SERVICES--2.6%
 Cendant Corp.(1)                                         3,204,800     62,846,128
----------------------------------------------------------------------------------
 Moody's Corp.                                              600,000     23,916,000
                                                                      ------------
                                                                        86,762,128

                   12 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------

 RETAIL: GENERAL--3.7%
 Family Dollar Stores, Inc.                                 600,000   $ 17,988,000
----------------------------------------------------------------------------------
 Kohl's Corp.(1)                                          1,533,500    108,019,740
                                                                      ------------
                                                                       126,007,740

----------------------------------------------------------------------------------
 RETAIL: SPECIALTY--1.3%
 Bed Bath & Beyond, Inc.(1)                                 700,000     23,730,000
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               425,000     18,742,500
                                                                      ------------
                                                                        42,472,500

----------------------------------------------------------------------------------
 CONSUMER STAPLES--4.6%
----------------------------------------------------------------------------------
 BROADCASTING--2.3%
 Comcast Corp., Cl. A Special                               850,000     30,600,000
----------------------------------------------------------------------------------
 Fox Entertainment Group, Inc., A Shares(1)               1,737,800     46,103,834
                                                                      ------------
                                                                        76,703,834

----------------------------------------------------------------------------------
 ENTERTAINMENT--1.1%
 News Corp. Ltd. (The), Sponsored ADR, Preference         1,375,400     36,393,084
----------------------------------------------------------------------------------
 FOOD--0.3%
 General Mills, Inc.                                        200,000     10,402,000
----------------------------------------------------------------------------------
 TOBACCO--0.9%
 Philip Morris Cos., Inc.                                   700,000     32,095,000
----------------------------------------------------------------------------------
 ENERGY--1.5%
----------------------------------------------------------------------------------
 ENERGY SERVICES--1.1%
 Noble Drilling Corp.(1)                                  1,080,100     36,766,604
----------------------------------------------------------------------------------
 OIL: INTERNATIONAL--0.4%
 BP plc, ADR                                                255,400     11,878,654
----------------------------------------------------------------------------------
 FINANCIAL--18.4%
----------------------------------------------------------------------------------
 BANKS--0.5%
 J.P. Morgan Chase & Co.                                    450,000     16,357,500
----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--14.2%
 AMBAC Financial Group, Inc.                                150,000      8,679,000
----------------------------------------------------------------------------------
 Citigroup, Inc.                                          1,466,666     74,037,299
----------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                     1,140,000     37,369,200
----------------------------------------------------------------------------------
 Franklin Resources, Inc.                                   720,000     25,394,400
----------------------------------------------------------------------------------
 Freddie Mac                                              2,892,700    189,182,580
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                  509,700     26,565,564
----------------------------------------------------------------------------------
 USA Education, Inc.                                      1,404,700    118,022,894
                                                                      ------------
                                                                       479,250,937

                   13 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS             Continued
-------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------

 INSURANCE--3.7%
 Aetna, Inc.                                                647,100   $ 21,347,829
----------------------------------------------------------------------------------
 Allstate Corp.                                             754,700     25,433,390
----------------------------------------------------------------------------------
 Cigna Corp.                                                529,200     49,030,380
----------------------------------------------------------------------------------
 MBIA, Inc.                                                 450,000     24,133,500
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                      50,000      4,568,000
                                                                      ------------
                                                                       124,513,099

----------------------------------------------------------------------------------
 HEALTHCARE--11.1%
----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--4.0%
 American Home Products Corp.                               300,000     18,408,000
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   664,800     33,904,800
----------------------------------------------------------------------------------
 Johnson & Johnson                                     1,200,000     70,920,000
----------------------------------------------------------------------------------
 Pharmacia Corp.                                            280,800     11,976,120
----------------------------------------------------------------------------------
 Zimmer Holdings, Inc.(1)                                    20,000        610,800
                                                                      ------------
                                                                       135,819,720

----------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--7.1%
 Baxter International, Inc.                               1,050,000     56,311,500
----------------------------------------------------------------------------------
 Biomet, Inc.                                             1,450,000     44,805,000
----------------------------------------------------------------------------------
 Cardinal Health, Inc.                                    1,275,000     82,441,500
----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                  300,000      8,595,000
----------------------------------------------------------------------------------
 Stryker Corp.(1)                                           832,500     48,593,025
                                                                      ------------
                                                                       240,746,025

----------------------------------------------------------------------------------
 TECHNOLOGY--9.1%
----------------------------------------------------------------------------------
 COMPUTER HARDWARE--2.6%
 Lexmark International, Inc., Cl. A(1)                    1,100,100     64,905,900
----------------------------------------------------------------------------------
 Pinnacle Systems, Inc.(1)                                  326,800      2,594,792
----------------------------------------------------------------------------------
 SanDisk Corp.(1)                                         1,344,100     19,355,040
                                                                      ------------
                                                                        86,855,732

----------------------------------------------------------------------------------
 COMPUTER SERVICES--1.8%
 First Data Corp.                                           780,000     61,191,000
----------------------------------------------------------------------------------
 COMPUTER SOFTWARE--1.6%
 Microsoft Corp.(1)                                         800,000     53,000,000
----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.5%
 Lucent Technologies, Inc.                                7,905,300     49,724,337
----------------------------------------------------------------------------------
 ELECTRONICS--1.6%
 LSI Logic Corp.(1)                                         173,200      2,733,096
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                               1,707,100     52,920,100
                                                                      ------------
                                                                        55,653,196

                   14 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                         MARKET VALUE
                                                             SHARES        SEE NOTE 1
-------------------------------------------------------------------------------------

 UTILITIES--3.3%
-------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--2.7%
 Dominion Resources, Inc.                                 1,131,900     $  68,027,190
-------------------------------------------------------------------------------------
 Duke Energy Corp.                                          257,200        10,097,672
-------------------------------------------------------------------------------------
 Exelon Corp.                                               262,500        12,568,500
                                                                        -------------
                                                                           90,693,362

-------------------------------------------------------------------------------------
 GAS UTILITIES--0.6%
 El Paso Corp.                                              492,000        21,948,120
                                                                        -------------
 Total Common Stocks (Cost $2,147,337,616)                              2,675,623,306

=====================================================================================
 PREFERRED STOCKS--0.4%

 Sprint Corp., Equity Units [each equity
 unit consists of units referred to as
 corporate units which consist of $25
 principal amount of Sprint Capital
 Corp., 6% sr. nts., 8/17/06 and a
 purchase contract to purchase Sprint
 Corp. (PCS Group) common stock](2)
 (Cost $14,577,500)                                         583,100        14,816,571

=====================================================================================
 OTHER SECURITIES--0.5%

 Nasdaq-100 Unit Investment Trust(1) (Cost $16,625,743)     475,900        18,517,269

                                                              UNITS
=====================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Per-Se Technologies, Inc. Wts., Exp. 2/23/10(1,3) (Cost $0)  2,204                --

                                                          PRINCIPAL
                                                             AMOUNT
=====================================================================================
 U.S. GOVERNMENT OBLIGATIONS--5.4%

 U.S. Treasury Bonds:
 6.625%, 2/15/27                                       $ 25,675,000        28,618,613
 STRIPS, 6.17%, 2/15/20(4)                              100,000,000        33,716,800
 STRIPS, 6.51%, 8/15/19(4)                              100,000,000        34,684,100
 STRIPS, 6.92%, 11/15/18(4)                              54,000,000        19,624,896
-------------------------------------------------------------------------------------

 U.S. Treasury Nts.:
 6.25%, 2/15/07                                          31,200,000        33,720,399
 6.625%, 3/31/02                                         30,050,000        30,419,765
                                                                       --------------
 Total U.S. Government Obligations (Cost $168,043,442)                    180,784,573

=====================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.9%

 Tyco International Ltd., Zero Coupon Cv. Sr.
 Unsec. Unsub. Liquid Yield Option Nts.:
 1.28%, 11/17/20(4)                                       3,000,000         2,325,000
 1.43%, 11/17/20(4,5)                                    35,500,000        27,512,500
                                                                       --------------
 Total Convertible Corporate Bonds and
 Notes (Cost $29,483,079)                                                  29,837,500

                   15 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS           Continued
-------------------------------------------------------------------------------

                                                          PRINCIPAL      MARKET VALUE
                                                             AMOUNT        SEE NOTE 1
=====================================================================================

 SHORT-TERM NOTES--9.5%

 Breeds Hill Capital Co. LLC, Series A, 1.92%, 1/22/02 $ 62,893,000      $ 62,822,352
-------------------------------------------------------------------------------------
 Charta Corp.:
 1.91%, 2/5/02                                           30,000,000        29,944,292
 1.97%, 1/3/02                                           25,000,000        24,997,264
 2.38%, 1/8/02                                           20,000,000        19,991,872
-------------------------------------------------------------------------------------
 Countrywide Home Loans, 2%, 1/18/02                     50,000,000        49,952,778
-------------------------------------------------------------------------------------
 Delaware Funding Corp., 1.95%, 1/9/02                   35,000,000        34,984,833
-------------------------------------------------------------------------------------
 New Center Asset Trust, 2.01%, 1/11/02                  25,000,000        24,986,042
-------------------------------------------------------------------------------------
 Old Line Funding Corp., 2.06%, 1/3/02                   45,429,000        45,423,801
-------------------------------------------------------------------------------------
 Park Avenue Receivables Corp., 1.90%, 1/15/02           26,116,000        26,096,703
                                                                         ------------
 Total Short-Term Notes (Cost $319,199,937)                               319,199,937

=====================================================================================
 REPURCHASE AGREEMENTS--3.9%

 Repurchase agreement with Banque
 Nationale De Paris, 1.65%, dated
 12/31/01, to be repurchased at
 $130,697,980 on 1/2/02,
 collateralized by U.S. Treasury Bonds,
 6.125%-10.625%, 8/15/15-8/15/29, with
 a value of $121,950,044 and U.S.
 Treasury Nts., 5.50%-6.375%,
 6/30/02-1/31/03, with a value of
 $11,812,858 (Cost $130,686,000)                        130,686,000       130,686,000
-------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST
 $2,825,953,317)                                               99.8%    3,369,465,156
-------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                0.2         7,894,046
                                                              -----------------------
 NET ASSETS                                                   100.0%   $3,377,359,202
                                                              =======================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to
Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $27,512,500 or 0.81% of the Fund's net assets as of December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   16 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2001

===============================================================================================
ASSETS

Investments, at value (cost $2,825,953,317)--see accompanying statement        $ 3,369,465,156
-----------------------------------------------------------------------------------------------
Cash                                                                                   598,063
-----------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                    13,045,170
Interest and dividends                                                               4,461,672
Shares of capital stock sold                                                         2,018,848
Other                                                                                   34,210
                                                                               ----------------
Total assets                                                                     3,389,623,119

===============================================================================================
LIABILITIES

Payables and other liabilities:
Shares of capital stock redeemed                                                     4,926,183
Investments purchased                                                                4,888,420
Distribution and service plan fees                                                   1,748,860
Shareholder reports                                                                    651,894
Transfer and shareholder servicing agent fees                                            2,016
Directors' compensation                                                                  1,609
Other                                                                                   44,935
                                                                               ----------------
Total liabilities                                                                   12,263,917

===============================================================================================
NET ASSETS                                                                     $ 3,377,359,202
                                                                               ================

===============================================================================================
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------
Par value of shares of capital stock                                           $    32,543,910
-----------------------------------------------------------------------------------------------
Additional paid-in capital                                                       2,834,597,130
-----------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments
and foreign currency transactions                                                  (33,293,677)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                          543,511,839
                                                                               ----------------
NET ASSETS                                                                     $ 3,377,359,202
                                                                               ================

                    17 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES   Continued
-------------------------------------------------------------------------------

==============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $2,665,613,500 and 256,380,336 shares of capital stock outstanding)                    $10.40
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                        $11.03
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $570,714,620 and 55,415,341 shares of capital stock outstanding)                       $10.30
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $90,440,450 and 8,777,318 shares of capital stock outstanding)                         $10.30
----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,367,975
 and 132,039 shares of capital stock outstanding)                                       $10.36
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $49,222,657 and 4,734,063 shares of capital stock outstanding)               $10.40

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   18 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2001
-------------------------------------------------------------------------------

===================================================================================
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $70,802)             $  28,781,243
-----------------------------------------------------------------------------------
 Interest                                                               28,130,153
                                                                     --------------
 Total income                                                           56,911,396

===================================================================================
 EXPENSES

 Management fees                                                        19,035,604
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 5,874,198
 Class B                                                                 6,589,597
 Class C                                                                   981,520
 Class N                                                                     2,468
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 3,483,497
 Class B                                                                   791,333
 Class C                                                                   119,611
 Class N                                                                       820
 Class Y                                                                   113,566
-----------------------------------------------------------------------------------
 Shareholder reports                                                     1,199,673
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                53,304
-----------------------------------------------------------------------------------
 Directors' compensation                                                    34,070
-----------------------------------------------------------------------------------
 Other                                                                     379,483
                                                                     --------------
 Total expenses                                                         38,658,744
 Less reduction to  custodian expenses                                     (39,745)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                             (17,816)
                                                                     --------------
 Net expenses                                                           38,601,183

===================================================================================
 NET INVESTMENT INCOME                                                  18,310,213

===================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                           (29,939,805)
 Foreign currency transactions                                            (303,549)
                                                                     --------------
 Net realized gain (loss)                                              (30,243,354)

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments  (428,414,948)
                                                                     --------------
 Net realized and unrealized gain (loss)                              (458,658,302)

===================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(440,348,089)
                                                                     --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   19 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31,                                     2001               2000
=======================================================================================

 OPERATIONS
 Net investment income (loss)                         $   18,310,213    $   44,265,063
---------------------------------------------------------------------------------------
 Net realized gain (loss)                                (30,243,354)      201,493,747
---------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   (428,414,948)     (499,499,123)
                                                      ---------------------------------
 Net increase (decrease) in net
 assets resulting from operations                       (440,348,089)     (253,740,313)

=======================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                 (26,633,769)      (38,745,036)
 Class B                                                    (454,728)       (2,237,780)
 Class C                                                    (134,455)         (384,905)
 Class N                                                     (14,619)               --
 Class Y                                                    (559,748)         (760,857)
---------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (10,525,742)     (160,994,379)
 Class B                                                  (2,290,986)      (41,193,590)
 Class C                                                    (361,434)       (5,319,033)
 Class N                                                      (5,226)               --
 Class Y                                                    (191,858)       (2,808,984)

=======================================================================================
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets
 resulting from capital stock transactions:
 Class A                                                (123,242,709)      401,342,499
 Class B                                                (140,382,969)     (265,112,323)
 Class C                                                  (4,858,928)       47,057,472
 Class N                                                   1,362,136                --
 Class Y                                                     332,876        10,799,844

=======================================================================================
 NET ASSETS

 Total decrease                                         (748,310,248)     (312,097,385)
---------------------------------------------------------------------------------------
 Beginning of period                                   4,125,669,450     4,437,766,835
                                                      ---------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $8,845,974 for the year ended December
 31, 2000]                                            $3,377,359,202    $4,125,669,450
                                                      =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   20 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

CLASS A                 YEAR ENDED DECEMBER 31,                   2001          2000           1999
1998            1997
====================================================================================================================================

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                           $ 11.78       $ 13.25        $ 12.23      $
11.00         $ 9.77
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .08           .15            .14
..16            .16
 Net realized and unrealized gain (loss)                          (1.31)         (.84)          2.01
2.09           2.49

--------------------------------------------------------------------
 Total income (loss) from
 investment operations                                            (1.23)         (.69)          2.15
2.25           2.65
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.11)         (.15)          (.12)
(.15)          (.14)
 Distributions from net realized gain                              (.04)         (.63)         (1.01)
(.87)         (1.28)

--------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   (.15)         (.78)         (1.13)
(1.02)         (1.42)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $    10.40    $    11.78     $    13.25   $
12.23     $    11.00

====================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                             (10.43)%       (5.62)%        18.34%
21.16%         27.39%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $2,665,614    $3,161,399     $3,157,204
$2,594,324     $2,237,603
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $2,847,999    $3,382,139     $2,756,760
$2,387,815     $2,045,166
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                             0.66%         1.17%          1.12%
1.31%          1.43%
 Expenses                                                          0.90%         0.87%          0.87%
0.86%(3)       0.89%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            116%           61%            34%
38%            92%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   21 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS Continued

CLASS B     YEAR ENDED DECEMBER 31,                       2001       2000         1999        1998           1997
====================================================================================================================

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $  11.65   $  13.10   $    12.10    $    10.89     $   9.70
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                              (.01)       .05          .04           .06          .07
 Net realized and unrealized gain (loss)                  (1.29)      (.84)        1.98          2.08         2.45

-------------------------------------------------------------
 Total income (loss) from
 investment operations                                    (1.30)      (.79)        2.02          2.14         2.52
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.01)      (.03)        (.01)         (.06)
(.05)
 Distributions from net realized gain                      (.04)      (.63)       (1.01)         (.87)
(1.28)

-------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.05)      (.66)       (1.02)         (.93)
(1.33)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  10.30   $  11.65   $    13.10    $    12.10     $  10.89

=============================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                     (11.15)%    (6.36)%      17.37%        20.25%
26.17%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)              $570,715   $800,063   $1,152,235    $1,201,741     $986,713
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $658,336   $964,967   $1,196,118    $1,080,395     $877,911
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                             (0.13)%     0.37%        0.32%         0.50%      0.62%
 Expenses                                                  1.69%      1.66%        1.67%         1.67%(3)
1.71%(3)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    116%        61%          34%           38%        92%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   22 | OPPENHEIMER TOTAL RETURN FUND, INC.

CLASS C   YEAR ENDED DECEMBER 31,                2001      2000      1999      1998         1997
====================================================================================================

 PER SHARE OPERATING DATA

 Net asset value, beginning of period          $ 11.67   $ 13.13   $ 12.13   $ 10.92      $ 9.72
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.01)      .04       .04       .06         .07
 Net realized and unrealized gain (loss)         (1.30)     (.82)     1.98      2.08        2.46
                                              ------------------------------------------------------
 Total income (loss) from
 investment operations                           (1.31)     (.78)     2.02      2.14        2.53
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.02)     (.05)     (.02)     (.06)       (.05)
 Distributions from net realized gain             (.04)     (.63)    (1.00)     (.87)      (1.28)
                                              ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.06)     (.68)    (1.02)     (.93)      (1.33)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 10.30    $11.67    $13.13    $12.13      $10.92
                                              ======================================================

====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)            (11.24)%   (6.33)%   17.37%    20.20%      26.23%

====================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $90,440  $108,522   $75,886   $58,082     $36,657
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $98,104  $ 97,172   $66,185   $46,558     $27,349
----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                    (0.13)%    0.37%     0.31%     0.50%       0.63%
 Expenses                                         1.69%     1.67%     1.68%     1.67%(3)    1.72%(3)
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           116%       61%       34%       38%         92%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   23 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

                                                                     PERIOD ENDED
 CLASS N                                                     DECEMBER 31, 2001(1)
=================================================================================

 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                   $ 11.38
---------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                      .02
 Net realized and unrealized gain (loss)                                   (.88)
                                                                        ---------
 Total income (loss) from investment operations                            (.86)
---------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                      (.12)
 Distributions from net realized gain                                      (.04)
                                                                        ---------

 Total dividends and/or distributions to shareholders                      (.16)
---------------------------------------------------------------------------------
 Net asset value, end of period                                         $ 10.36
                                                                        =========

=================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                      (7.54)%

=================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                               $ 1,368
---------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $   593
---------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                     0.20%
 Expenses                                                                  1.23%
---------------------------------------------------------------------------------
 Portfolio turnover rate                                                    116%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   24 | OPPENHEIMER TOTAL RETURN FUND, INC.

|

CLASS Y YEAR ENDED DECEMEBR 31,                   2001      2000        1999       1998         1997

=============================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $ 11.78   $ 13.26     $ 12.24    $ 11.00       $ 9.77
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .09       .17         .17        .17          .18
 Net realized and unrealized gain (loss)          (1.31)     (.84)       2.00       2.10         2.48
                                               --------------------------------------------------------------
 Total income (loss) from
 investment operations                            (1.22)     (.67)       2.17       2.27         2.66
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.12)     (.18)       (.14)      (.16)        (.15)
 Distributions from net realized gain              (.04)     (.63)      (1.01)      (.87)       (1.28)
                                               --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.16)     (.81)      (1.15)     (1.03)       (1.43)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $ 10.40   $ 11.78     $ 13.26    $ 12.24      $ 11.00
                                               ==============================================================

=============================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (10.29)%   (5.54)%     18.53%     21.33%       27.53%

=============================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $49,223   $55,685     $52,442    $38,874      $26,546
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $50,147   $57,358     $47,152    $33,687      $21,977
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             0.80%     1.29%       1.32%      1.39%        1.60%
 Expenses                                          0.80%     0.75%       0.67%      0.80%(3)     0.74%(3)
 Expenses, net of reduction to custodian
 expenses and voluntary waiver of
 transfer agent fees                               0.76%      N/A         N/A        N/A          N/A
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            116%       61%         34%        38%          92%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   25 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total return. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     26 OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

              EXPIRING
              ------------------------------
                  2009           $28,070,048

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                     27 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $739,754, a decrease in overdistributed net investment income of $641,132, and a decrease in accumulated net realized loss on investments of $98,622. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     28 OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
2. CAPITAL STOCK

The Fund has authorized 860 million shares of $.10 par value capital stock.
Transactions in shares of capital stock were as follows:

                                YEAR ENDED DECEMBER 31, 2001(1)      YEAR ENDED DECEMBER 31, 2000
                                     SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------

CLASS A
Sold                             25,921,086    $ 283,703,176       52,538,720     $ 715,601,836
Dividends and/or
distributions reinvested          3,278,140       33,076,415       14,167,538       181,713,861

Redeemed                        (41,129,301)    (440,022,300)     (36,694,069)     (495,973,198)

                              -------------------------------------------------------------------
Net increase (decrease)         (11,930,075)   $(123,242,709)      30,012,189     $ 401,342,499
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                              7,471,668      $81,063,268       15,632,508     $ 209,389,301
Dividends and/or
distributions reinvested            259,417        2,594,550        3,264,416        41,130,740
Redeemed                        (20,966,189)    (224,040,787)     (38,201,952)     (515,632,364)

                              -------------------------------------------------------------------
Net increase (decrease)         (13,235,104)   $(140,382,969)     (19,305,028)    $(265,112,323)
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                              1,980,889    $  21,586,341        4,643,388     $  62,234,552
Dividends and/or
distributions reinvested             46,377          464,379          427,388         5,379,883
Redeemed                         (2,550,987)     (26,909,648)      (1,550,593)      (20,556,963)

                              -------------------------------------------------------------------
Net increase (decrease)            (523,721)   $  (4,858,928)       3,520,183     $  47,057,472
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS N
Sold                                136,100    $   1,403,002               --     $          --
Dividends and/or
distributions reinvested              1,972           19,831               --                --
Redeemed                             (6,033)         (60,697)              --                --

                              -------------------------------------------------------------------
Net increase (decrease)             132,039    $   1,362,136               --     $          --
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                              2,157,290    $  23,718,885        3,392,579     $  46,423,509
Dividends and/or
distributions reinvested             74,490          751,606          278,327         3,569,841
Redeemed                         (2,222,825)     (24,137,615)      (2,902,041)      (39,193,506)

                              -------------------------------------------------------------------
Net increase (decrease)               8,955         $332,876          768,865     $  10,799,844
                              ===================================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for
Class N shares.

                     29 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$3,777,337,896 and $3,845,839,696, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,831,199,315 was:

        Gross unrealized appreciation                 $602,735,935
        Gross unrealized depreciation                  (64,470,094)
                                                      ------------
        Net unrealized appreciation (depreciation)    $538,265,841
                                                      ============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended December
31, 2001, was an annualized rate of 0.52%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per-account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per-account fee does not equal or exceed the applicable minimum fee.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                     30 OPPENHEIMER TOTAL RETURN FUND, INC.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE         CLASS A     CONCESSIONS     CONCESSIONS      CONCESSIONS     CONCESSIONS
                      FRONT-END       FRONT-END      ON CLASS A      ON CLASS B       ON CLASS C      ON CLASS N
                  SALES CHARGES   SALES CHARGES          SHARES          SHARES           SHARES          SHARES
                     ON CLASS A     RETAINED BY     ADVANCED BY     ADVANCED BY      ADVANCED BY     ADVANCED BY
YEAR ENDED               SHARES     DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------

December 31, 2001    $2,368,023        $814,864        $135,377      $2,511,141         $165,947         $13,855

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         CLASS A               CLASS B              CLASS C               CLASS N
             CONTINGENT DEFERRED   CONTINGENT DEFERRED  CONTINGENT DEFERRED   CONTINGENT DEFERRED
                   SALES CHARGES         SALES CHARGES        SALES CHARGES         SALES CHARGES
                     RETAINED BY           RETAINED BY          RETAINED BY           RETAINED BY
YEAR ENDED           DISTRIBUTOR           DISTRIBUTOR          DISTRIBUTOR           DISTRIBUTOR
-------------------------------------------------------------------------------------------------

December 31, 2001        $18,737            $1,087,714              $31,088                   $--

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $5,874,198, all of which were paid by the Distributor to recipients, and included $463,144 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                     31 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

        The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on
Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:

                                                                                  DISTRIBUTOR'S
                                                                DISTRIBUTOR'S         AGGREGATE
                                                                    AGGREGATE      UNREIMBURSED
                                                                 UNREIMBURSED     EXPENSES AS %
                             TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                 UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------

Class B Plan                     $6,589,597       $5,178,726       $4,175,971              0.73%
Class C Plan                        981,520          273,800        1,407,235              1.56
Class N Plan                          2,468            2,448           28,936              2.12

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                     32 OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
6. ILLIQUID SECURITIES

As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December
31, 2001 was zero.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

        The Fund had no borrowings outstanding during the year ended or at
December 31, 2001.

                     33 OPPENHEIMER TOTAL RETURN FUND, INC.

                                                    Appendix A

                                                RATINGS DEFINITIONS

Below are summaries of the rating  definitions  used by the  nationally-recognized  rating  agencies  listed below.
Those  ratings  represent  the  opinion  of the  agency as to the credit  quality  of issues  that they  rate.  The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa:  Bonds rated "Aaa" are judged to be the best  quality.  They carry the  smallest  degree of  investment  risk.
Interest  payments are protected by a large or by an  exceptionally  stable  margin and principal is secure.  While the various  protective  elements  are likely to change,  the changes  that can be  expected  are most  unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.  Together  with the "Aaa"  group,  they comprise what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of  protection  may not be as large as with "Aaa"  securities  or  fluctuation  of  protective  elements  may be of greater  amplitude or there may be other  elements  present which make the long-term  risk appear  somewhat  larger than that of "Aaa" securities.

A: Bonds rated "A" possess many  favorable  investment  attributes and are to be considered as  upper-medium  grade obligations.  Factors  giving  security to  principal  and  interest  are  considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:  Bonds rated "Baa" are considered  medium-grade  obligations;  that is, they are neither highly  protected nor poorly secured.  Interest  payments and principal  security appear adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have  speculative  elements.  Their future  cannot be  considered  well-assured.
Often the  protection  of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds  rated "B"  generally  lack  characteristics  of the  desirable  investment.  Assurance  of  interest  and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds rated  "Caa" are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca:  Bonds rated "Ca"  represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security  depends on the completion of some act or the  fulfillment of some condition are rated  conditionally.  These bonds are secured by (a) earnings of projects under construction,  (b) earnings of projects  unseasoned  in  operating  experience,  (c) rentals  that begin when  facilities  are  completed,  or (d)
payments to which some other  limiting  condition  attaches.  The  parenthetical  rating  denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.
Moody's  applies  numerical  modifiers 1, 2, and 3 in each generic rating  classification  from "Aa" through "Caa."
The  modifier  "1"  indicates  that the  obligation  ranks in the higher end of its generic  rating  category;  the modifier "2"  indicates a mid-range  ranking;  and the  modifier  "3"  indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded  issues that are secured by certain  assets are  identified  with a #
symbol.

Short-Term Ratings - Taxable Debt

These  ratings  apply to the ability of issuers to honor senior debt  obligations  having an original  maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2:  Issuer has a strong ability for repayment of senior  short-term  debt  obligations.  Earnings  trends and
coverage  ratios,  while  sound,  may  be  more  subject  to  variation.   Capitalization  characteristics,   while
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuer has an acceptable ability for repayment of senior short-term  obligations.  The effect of industry characteristics  and market  compositions may be more  pronounced.  Variability in earnings and  profitability  may result  in  changes  in the  level of debt  protection  measurements  and may  require  relatively  high  financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest  rated bonds only in small  degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic conditions  than  obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its  financial  commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant  speculative  characteristics.
`BB' indicates the least degree of speculation and `C' the highest.  While such  obligations  will likely have some quality and  protective  characteristics,  these may be outweighed  by large  uncertainties  or major  exposures to adverse conditions.

BB: Bonds rated "BB" are less  vulnerable to nonpayment than other  speculative  issues.  However,  they face major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more  vulnerable  to  nonpayment  than bonds rated "BB",  but the obligor  currently has the capacity to meet its financial commitment on the obligation.  Adverse business,  financial,  or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:  Bonds rated "CCC" are  currently  vulnerable  to  nonpayment,  and are  dependent  upon  favorable  business, financial,  and economic  conditions  for the obligor to meet its financial  commitment on the  obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated  debt or preferred stock  obligations rated "C" are currently highly vulnerable to nonpayment.  The
"C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action  taken, but payments on this  obligation  are being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in payment  default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such  payments  will be made  during  such  grace  period.  The "D"  rating  also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings  from "AA" to "CCC" may be modified  by the  addition of a plus (+) or minus (-) sign to show  relative standing  within the major  rating  categories.  The "r" symbol is  attached  to the  ratings of  instruments  with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest  category by Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the  obligation  is strong.  Within this  category,  certain  obligations  are designated  with a plus sign (+). This  indicates that the obligor's  capacity to meet its financial  commitment on these obligations is extremely strong.

A-2:  A  short-term  bond  rated  "A-2"  is  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances  and economic  conditions  than  obligations  in higher  rating  categories.  However,  the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate protection  parameters.  However,  adverse economic conditions or  changing  circumstances  are more likely to lead to a weakened  capacity  of the obligor to meet its  financial commitment on the obligation.

B: A  short-term  bond  rated "B" is  regarded  as having  significant  speculative  characteristics.  The  obligor currently has the capacity to meet its  financial  commitment on the  obligation;  however,  it faces major ongoing uncertainties  which could lead to the  obligor's  inadequate  capacity  to meet its  financial  commitment  on the obligation.

C: A short-term  bond rated "C" is currently  vulnerable to nonpayment and is dependent  upon  favorable  business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A  short-term  bond rated "D" is in  payment  default.  The "D"  rating  category  is used when  payments  on an obligation  are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard &
Poor's  believes that such  payments  will be made during such grace period.  The "D" rating also will be used upon the  filing  of a  bankruptcy  petition  or the  taking  of a  similar  action if  payments  on an  obligation  are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA:  Highest Credit  Quality.  "AAA" ratings denote the lowest  expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings  denote a very low  expectation  of credit risk.  They indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not  significantly  vulnerable to foreseeable events.

A: High Credit  Quality.  "A" ratings  denote a low  expectation of credit risk. The capacity for timely payment of financial  commitments is considered  strong.  This capacity may,  nevertheless,  be more  vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit  Quality.  "BBB" ratings  indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial  commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative.  "BB" ratings indicate that there is a possibility of credit risk developing,  particularly as the result of adverse  economic  change over time.  However,  business or  financial  alternatives  may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly  Speculative.  "B" ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are  currently  being met.  However,  capacity for  continued  payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High  Default  Risk.  Default is a real  possibility.  Capacity  for meeting  financial  commitments  is solely reliant upon sustained,  favorable business or economic  developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  The ratings of  obligations  in this category are based on their  prospects for achieving partial or full recovery in a  reorganization  or liquidation of the obligor.  While expected  recovery  values are highly  speculative and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD"
obligations have the highest potential for recovery,  around 90%-100% of outstanding  amounts and accrued interest.
"DD" indicates potential  recoveries in the range of 50%-90%,  and "D" the lowest recovery  potential,  i.e., below
50%.

Entities rated in this category have defaulted on some or all of their  obligations.  Entities rated "DDD" have the highest  prospect for  resumption of performance  or continued  operation  with or without a formal  reorganization process.  Entities rated "DD" and "D" are generally  undergoing a formal  reorganization  or  liquidation  process;
those rated "DD" are likely to satisfy a higher  portion of their  outstanding  obligations,  while  entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote  relative  status within the major rating categories.  Plus and minus  signs are not  added to the  "AAA"  category  or to  categories  below  "CCC,"  nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit  quality.  Strongest  capacity for timely  payment of financial  commitments.  May have an added
"+" to denote any exceptionally strong credit feature.

F2: Good credit quality.  A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit  quality.  Capacity for timely  payment of financial  commitments is adequate.  However,  near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative.  Minimal  capacity for timely payment of financial  commitments,  plus  vulnerability to near-term adverse changes in financial and economic conditions.

C: High  default  risk.  Default is a real  possibility.  Capacity  for  meeting  financial  commitments  is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                                        B-1
                                                    Appendix B

-------------------------------------------------------------------------------------------------------------------
                                              Industry Classifications
-------------------------------------------------------------------------------------------------------------------

  Aerospace & Defense                           Household Durables
  Air Freight & Couriers                        Household Products
  Airlines                                          Industrial Conglomerates
  Auto Components                                   Insurance
  Automobiles                                       Internet & Catalog Retail
  Banks                                             Internet Software & Services
  Beverages                                         Information Technology Consulting & Services
  Biotechnology                                     Leisure Equipment & Products
  Building Products                                 Machinery
  Chemicals                                         Marine
  Commercial Services & Supplies                Media
  Communications Equipment                          Metals & Mining
  Computers & Peripherals                       Multiline Retail
  Construction & Engineering                    Multi-Utilities
  Construction Materials                            Office Electronics
  Containers & Packaging                        Oil & Gas
  Distributors                                      Paper & Forest Products
  Diversified Financials                            Personal Products
  Diversified Telecommunication Services            Pharmaceuticals
  Electric Utilities                                Real Estate
  Electrical Equipment                              Road & Rail
  Electronic Equipment & Instruments            Semiconductor Equipment & Products
  Energy Equipment & Services                   Software
  Food & Drug Retailing                         Specialty Retail
  Food Products                                     Textiles & Apparel
  Gas Utilities                                     Tobacco
  Health Care Equipment & Supplies              Trading Companies & Distributors
  Health Care Providers & Services              Transportation Infrastructure
  Hotels Restaurants & Leisure                  Water Utilities
                                                    Wireless Telecommunication Services

                                                    Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs,
                  SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                    Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
              (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2)
              had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch")
                  on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
                  Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
                  Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
                  Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill
                  Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the Transfer
              Agent on or before March 1, 2001.
II.

                               Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the
              Fund, the Manager and its affiliates, and retirement plans established by them for their employees.
              The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
              Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
              Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
              Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal
              Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
              DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
              Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
              (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
                  Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                     Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
              applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an
                  IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                  Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement
                  Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                  Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former
                                                   Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
              Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually,
              and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for
Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                    Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18,
                  1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the
                  Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
                  Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
                  prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                 Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
-------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.           Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the
              Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the
              Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Total Return Fund, Inc.

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street, Suite 3600
         Denver, Colorado 80202-3942

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

890
PX420.0402